Lincoln Financial Group
Table of Contents
Fourth Quarter 2011

Lincoln Financial Group Analyst Coverage	i
Notes	ii-iii

Financial Highlights	1 - 3
Consolidated Operating Expense Detail	4
Selected Financial Results Summary	5
Details Underlying Realized Gain (Loss), After-DAC and Benefit Ratio Unlocking	6
Consolidated Statements of Income (Loss)	7
Consolidated Roll Forwards of DAC, VOBA, DSI and DFEL	8
Consolidating Statements of Income (Loss) from Operations - Current Year - Quarter	9
Consolidating Statements of Income (Loss) from Operations - Prior Year - Quarter	10
Consolidating Statements of Income (Loss) from Operations - Current Year - Year-to-Date	11
Consolidating Statements of Income (Loss) from Operations - Prior Year - Year-to-Date	12
Consolidated Balance Sheets and Selected Share Data	13
Balance Sheet Data - Segment Highlights	14

Annuities:
Income (Loss) from Operations and Operational Data	15
DAC, VOBA, DSI and DFEL Roll Forwards	16
Account Value Roll Forwards and Information	17
Account Value Information	18
Interest Rate Spread Information, GLB Expense Assessments, GLB Attributed Fee
and GLB Account Values by Type	19
Retirement Plan Services (formerly known as the "Defined Contribution Segment"):
Income (Loss) from Operations, Operational Data and DAC, VOBA and DSI Roll Forwards	20
Account Value Roll Forwards and Information	21
Account Value Roll Forwards by Product	22
Account Value and Interest Rate Spread Information	23

Life Insurance:
Income (Loss) from Operations, Operational Data and DAC, VOBA and DFEL Roll Forwards	24
Additional Operational Data	25
Account Value Roll Forwards	26
Group Protection:
Income (Loss) from Operations and Operational Data	27

Other Operations	28

Discontinued Operations	28

Consolidated Deposits, Net Flows and Account Balances	29

Consolidated Investment Data	30

12/31/2011			i
Lincoln Financial Group Analyst Coverage
Fourth Quarter 2011

Firm	Analyst	Phone Number
Barclays Capital	Jay Gelb	212-526-1561
Bank of America - Merrill Lynch	Ed Spehar	212-449-4245
Credit Suisse	Tom Gallagher	212-538-2010
Dowling and Partners	Ryan Krueger	860-676-8600
Evercore Partners	Mark Finkelstein	312-445-6440
FBR Capital Markets	Randy Binner	703-312-1890
Goldman Sachs and Company	Christopher Giovanni	212-357-3560
JP Morgan Securities	Jimmy Bhullar	212-622-6397
Keefe, Bruyette and Woods	Jeff Schuman	860-722-5902
Langen McAlenney	Bob Glasspiegel	860-724-1203
Morgan Stanley	Nigel Dally	212-761-4132
Raymond James and Associates	Steven Schwartz	312-612-7686
RBC Capital	Eric Berg	212-618-7593
Sandler O'Neil and Partners	Edward Shields	312-281-3487
Sanford C. Bernstein & Co.	Suneet Kamath	212-756-4587
Scotia Capital	Joanne Smith	212-225-5071
Sterne, Agee and Leach, Inc.	John Nadel	212-338-4717
UBS	Andrew Kligerman	212-713-2492
Wells Fargo Securities	John Hall	212-214-8032

Investor Inquiries May Be Directed To
Jim Sjoreen, Senior Vice President, Investor Relations
Email: Jim.Sjoreen@lfg.com
Voice: (484) 583-1420
Fax: (484) 583-3962

Notes
This list is provided for informational purposes only.  Lincoln Financial Group does not endorse the analyses, conclusions, or recommendations contained in any report issued by these or any other analysts.

Lincoln Financial Group's Statistical Report will be available immediately after the release of earnings for each quarter through our Investor Relations website: www.LincolnFinancial.com/investor

12/31/2011			ii
NOTES

Definitions and Presentation

"Income (loss) from operations," "operating revenues" and "return on capital" are non-GAAP financial measures and do not replace GAAP revenues, net income (loss) and return on stockholders' equity. Detailed reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure are included in this statistical supplement.

•	We exclude the after-tax effects of the following items from GAAP net income (loss) to arrive at income (loss) from operations:
	•	Realized gains and losses associated with the following ("excluded realized gain (loss)"):
		•	Sale or disposal of securities;
		•	Impairments of securities;
		•	Change in the fair value of derivative investments, embedded derivatives within certain reinsurance arrangements and our trading securities;
		•	Change in the fair value of the derivatives we own to hedge our guaranteed death benefit ("GDB") riders within our variable annuities, which is referred to as "GDB derivatives results;"
		•	Change in the fair value of the embedded derivatives of our guaranteed living benefit (“GLB”) riders within our variable annuities accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the Financial Accounting Standards Board
("FASB") Accounting Standards Codification ("ASC") (“embedded derivative reserves”), net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative reserves, the net of which is referred to as “GLB net derivative results;” and
		•	Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“indexed annuity forward-starting option”).
	•	Change in reserves accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of
the FASB ASC resulting from benefit ratio unlocking on our GDB and GLB riders ("benefit ratio unlocking");
	•	Income (loss) from the initial adoption of new accounting standards;
	•	Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance;
	•	Gain (loss) on early extinguishment of debt;
	•	Losses from the impairment of intangible assets; and
	•	Income (loss) from discontinued operations.

Income (loss) from operations available to common stockholders is net income (loss) available to common stockholders (used in the calculation of earnings (loss) per share) in accordance with GAAP, excluding the after-tax effects of the items above and the acceleration of our Series B preferred stock discount as a result of redemption prior to five years from the date of issuance.

	•	Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:
		•	Excluded realized gain (loss);
		•	Amortization of deferred front-end loads ("DFEL") arising from changes in GDB and GLB benefit ratio unlocking;
		•	Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and
		•	Revenue adjustments from the initial adoption of new accounting standards.

	•	Return on equity measures how efficiently we generate profits from the resources provided by our net assets. Return on equity is calculated by dividing annualized net income (loss) by average equity, excluding accumulated other comprehensive income (loss) ("AOCI"). Management evaluates return on equity by both including and excluding average goodwill within average equity.

	•	Return on capital measures the effectiveness of our use of total capital, which includes equity (excluding accumulated other comprehensive income), debt, capital securities and junior subordinated debentures issued to affiliated trusts. Return on capital is calculated by dividing annualized income (loss) from operations (after adding back interest expense) by average capital. The difference between return on capital and return on stockholders' equity represents the effect of leveraging on our consolidated results.

Income (loss) from operations, operating revenues, return on equity (including and excluding average goodwill within average equity), excluding AOCI, using annualized income (loss) from operations and return on capital are financial measures we use to evaluate and assess our results. Our management and Board of Directors believe that these performance measures explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business because the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in most instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. In addition, we believe that our definitions of operating revenues and income (loss) from operations will provide investors with a more valuable measure of our performance because it better reveals trends in our business.

	•	Certain operating and statistical measures are included in this report to provide supplemental data regarding the performance of our current business. These measures include deposits, sales, net flows, first-year premiums, in force and spreads.
	•	Sales as reported consist of the following:
		•	Universal life ("UL") (excluding linked-benefit products) and variable universal life ("VUL"), including corporate-owned life insurance ("COLI") and bank-owned life insurance ("BOLI") - first year commissionable premiums plus 5% of excess premiums received, including an adjustment for internal replacements at approximately 50% of target;
		•	Whole life and term - 100% of first year paid premiums;
		•	Linked-benefit - 15% of premium deposits;
		•	Annuities - deposits from new and existing customers; and
		•	Group Protection - annualized first year premiums from new policies;

Our roll forwards of deferred acquisition costs ("DAC") and value of business acquired ("VOBA"), deferred sales inducements ("DSI") and DFEL disclose the net impact of prospective and retrospective unlocking on amortization for these items. This information helps explain a source of volatility in amortization.

iii
• Prospective unlocking - In the third quarter of each year, we review and update our assumptions used in projecting our future estimated gross profits ("EGPs") used to amortize DAC, VOBA, DSI, DFEL and the calculations of embedded derivatives and reserves for annuity and life insurance products with certain guarantees. We may also have prospective unlocking if we experience long-term or significant deviations from expected equity market returns requiring a change to best estimate projections of EGPs and reversion to the mean ("RTM") prospective unlocking of DAC, VOBA, DSI, DFEL and other contract holder funds. We may also have prospective unlocking in other quarters as we become aware of information that warrants updating prospective assumptions outside of our annual comprehensive review. These updates to assumptions result in unlocking that represent an increase or decrease to our carrying value of DAC,
VOBA, DSI and DFEL based upon our updated view of future EGPs. The various assumptions that are reviewed include investment margins, mortality, retention and rider utilization. In addition, in the third quarter of each year during our annual prospective unlocking review, we may identify and implement actuarial modeling refinements which can result in prospective and retrospective unlocking impacts that impact DAC,
VOBA, DSI, DFEL and embedded derivatives and reserves for annuity and life products with living and death benefit guarantee reserves.

• Retrospective unlocking - On a quarterly basis, we “true-up” our models for actual gross profits and in-force experience for the period.
To the extent that actual experience differs from previously expected, a positive or negative retrospective adjustment to the amortization of DAC, VOBA, DSI and DFEL is recorded. This update to the models may generate a change in the amortization rate which results in a catch-up to the cumulative amortization, by recalculating the DAC, VOBA, DSI and DFEL balances assuming that the revised amortization rate had been used since issue.

Book value per share excluding AOCI is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) stockholders' equity excluding AOCI , by (b) common shares outstanding, assuming conversion of Series A preferred shares. We provide book value per share excluding
AOCI to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations. We believe book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per share is the most directly comparable GAAP measure.

Pre-tax operating margin is calculated as income (loss) from operations before federal income taxes divided by operating revenues. After-tax operating margin is calculated as income (loss) from operations divided by operating revenues.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.

Effective April 30, 2010, we amended our non-director deferred compensation plans to allow participants the option to diversify from LNC stock to other investment alternatives and to be settled in shares or cash at the participant’s discretion. As a result of the amendment, we reclassified the cost basis of deferred units of LNC stock from common stock to other liabilities on our Consolidated Balance Sheet. Consequently changes in the value of our stock are recorded in underwriting, acquisition, insurance and other expenses on our Consolidated Statement of Income (Loss). When calculating our weighted-average dilutive shares, we presume the investment option will be settled in cash and exclude the shares from our calculation, unless the effect of assuming it will be settled in shares ("equity classification") would be more dilutive to our diluted EPS. The numerator used in the calculation of our diluted EPS is adjusted to remove the mark-to-market adjustment for deferred units of LNC stock in our non-director deferred compensation plans if the effect of equity classification would be more dilutive to our diluted EPS.

Effective November 9, 2011, we amended our non-employee directors' deferred compensation plans to allow participants the option to diversify from
LNC stock to other investment alternatives and to be settled in shares or cash at the participant’s discretion. As a result of the amendment, the non-employee directors' deferred compensation plans now receive the same treatment discussed above.

Throughout the document, "after-DAC" refers to the associated amortization expense of DAC, VOBA, DSI and DFEL and changes in other contract holder funds and funds withheld reinsurance liabilities.

Reclassifications
In addition to the items discussed above, certain amounts reported in prior periods have been reclassed to the presentation adopted in the current period.
These reclassifications had no effect on net income, income from operations or stockholders' equity in the prior period.

12/31/2011								PAGE 1
Financial Highlights
Unaudited (in millions, except per share data)

	For the Three Months Ended December 31,				For the Years Ended December 31,
			Change				Change
	2011	2010	Amount	%	2011	2010	Amount	%
Income (Loss) from Operations - By Segment
Annuities	$133.5	$123.2	$10.3	8.4%	$592.5	$484.4	$108.1	22.3%
Retirement Plan Services	35.4	32.5	2.9	8.9%	166.9	154.3	12.6	8.2%
Life Insurance	154.0	165.5	(11.5)	-6.9%	604.3	513.3	91.0	17.7%
Group Protection	22.5	18.0	4.5	25.0%	100.8	71.6	29.2	40.8%
Other Operations	(42.8)	(73.7)	30.9	41.9%	(146.3)	(186.1)	39.8	21.4%
Income (Loss) from Operations (1)	302.6	265.5	37.1	14.0%	1,318.2	1,037.5	280.7	27.1%

Excluded realized gain (loss), after-tax (2) (3)	(94.4)	(77.8)	(16.6)	-21.3%	(252.1)	(95.1)	(157.0)	NM
Benefit ratio unlocking, after-tax (2) (3)	23.7	10.7	13.0	121.5%	(13.5)	10.4	(23.9)	NM
Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance, after-tax (3)	0.5	0.3	0.2	67%	1.8	1.7	0.1	5.9%
Gain (loss) on early extinguishment of debt, after-tax (3)	-	(3.1)	3.1	100.0%	(5.5)	(3.1)	(2.4)	-77.4%
Impairment of intangibles, after-tax (3)	(746.7)	-	(746.7)	NM	(746.7)	-	(746.7)	NM
Income (loss) from discontinued operations, after-tax (4)	-	-	-	NM	(8.4)	28.9	(37.3)	NM
Net Income (Loss)	(514.3)	195.6	(709.9)	NM	293.8	980.3	(686.5)	-70.0%

Preferred stock dividends and accretion of discount	-	-	-	NM	-	(36.7)	36.7	100.0%
Write-off of unamortized discount on preferred stock at liquidation	-	-	-	NM	-	(130.6)	130.6	100.0%
Adjustment for deferred units of LNC stock in our non-director deferred compensation plans (5)	0.6	-	0.6	NM	(4.1)	(1.3)	(2.8)	NM
Net Income (Loss) Available to Common Stockholders - Diluted	$(513.7)	$195.6	$(709.3)	NM	$289.7	$811.7	$(522.0)	-64.3%

Earnings Per Common Share - Diluted
Income (loss) from operations (1) (5) (6)	$1.00	$0.82	$0.18	22.0%	$4.17	$3.13	$1.04	33.2%
Excluded realized gain (loss), after-tax (2) (3)	(0.32)	(0.24)	(0.08)	-33.3%	(0.80)	(0.30)	(0.50)	NM
Benefit ratio unlocking, after-tax (2) (3)	0.08	0.03	0.05	166.7%	(0.04)	0.03	(0.07)	NM
Income from reserve changes (net of related amortization) on business sold through reinsurance, after-tax (3)	-	-	-	NM	0.01	0.01	-	-
Gain (loss) on early extinguishment of debt, after-tax (3)	-	(0.01)	0.01	100.0%	(0.02)	(0.01)	(0.01)	-100.0%
Impairment of intangibles, after-tax (3)	(2.51)	-	(2.51)	NM	(2.37)	-	(2.37)	NM
Write-off of unamortized discount on preferred stock at liquidation	-	-	-	NM	-	(0.41)	0.41	100.0%
Income (loss) from discontinued operations, after-tax (4)	-	-	-	NM	(0.03)	0.09	(0.12)	NM
Adjustment attributable to using different average diluted shares for income from operations as compared to net income	0.02	-	0.03	NM	-	-	-	NM
Net Income (Loss) (5) (6)	$(1.73)	$0.60	$(2.32)	NM	$0.92	$2.54	$(1.62)	-63.8%

Operating Revenues - By Segment
Annuities	$690.3	$719.9	$(29.6)	-4.1%	$2,865.3	$2,654.7	$210.6	7.9%
Retirement Plan Services	246.3	257.3	(11.0)	-4.3%	1,017.1	987.7	29.4	3.0%
Life Insurance	1,186.8	1,217.4	(30.6)	-2.5%	4,738.8	4,589.6	149.2	3.3%
Group Protection	481.0	464.3	16.7	3.6%	1,938.9	1,831.1	107.8	5.9%
Other Operations	109.4	121.6	(12.2)	-10.0%	461.1	487.2	(26.1)	-5.4%
Total Operating Revenues	2,713.8	2,780.5	(66.7)	-2.4%	11,021.2	10,550.3	470.9	4.5%

Excluded realized gain (loss), pre-tax (2)	(145.3)	(119.8)	(25.5)	-21.3%	(387.9)	(146.3)	(241.6)	NM
Amortization income of DFEL associated with benefit ratio unlocking, pre-tax	1.0	0.5	0.5	100.0%	(0.4)	(0.1)	(0.3)	NM
Amortization of deferred gains arising from reserve changes on business sold through reinsurance, pre-tax	0.7	0.6	0.1	16.7%	2.7	2.6	0.1	3.8%
Total Revenues	$2,570.2	$2,661.8	$(91.6)	-3.4%	$10,635.6	$10,406.5	$229.1	2.2%

(1)	Income (loss) from operations includes restructuring charges. See page 5 for detail.
(2) See page 6 for detail.
(3)	We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.
(4)	Includes discontinued operations and the gain (loss) on disposal. See Discontinued Operations on page 28 for details.
(5)	The numerator used in the calculation of our diluted EPS is adjusted to remove the mark-to-market adjustment for deferred units of LNC stock in our non-director deferred compensation plans if the effect of equity classification would be more dilutive to our diluted EPS.
(6)	For any period where a loss from continuing operations is experienced, shares used in the diluted EPS calculation represent basic shares since using diluted shares would be anti-dilutive to the calculation. In these periods we would also exclude the adjustment discussed in footnote (5) above when arriving at EPS.

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2011								PAGE 2
Financial Highlights (Continued)
Unaudited (in billions)

	For the Three Months Ended December 31,				For the Years Ended December 31,
			Change				Change
	2011	2010	Amount	%	2011	2010	Amount	%
Annuities
Gross deposits	$2.375	$2.590	$(0.215)	-8.3%	$10.650	$10.667	$(0.017)	-0.2%
Net flows	0.345	0.543	(0.198)	-36.5%	2.191	3.555	(1.364)	-38.4%
Account values (gross)	86.436	85.810	0.626	0.7%	86.436	85.810	0.626	0.7%
Account values (net of reinsurance)	85.534	84.848	0.686	0.8%	85.534	84.848	0.686	0.8%

Retirement Plan Services
Gross deposits (1)	$1.570	$1.358	$0.212	15.6%	$5.566	$5.301	$0.265	5.0%
Net flows	0.219	(0.304)	0.523	172.0%	0.504	(0.291)	0.795	273.2%
Account values - annuities	26.497	26.706	(0.209)	-0.8%	26.497	26.706	(0.209)	-0.8%
Alliance and Smart Future mutual funds	12.636	12.118	0.518	4.3%	12.636	12.118	0.518	4.3%
Total annuities and mutual fund account values	39.133	38.824	0.309	0.8%	39.133	38.824	0.309	0.8%

Life Insurance
Sales (in millions)	$228.8	$205.8	$23.0	11.2%	$699.6	$636.6	$63.0	9.9%
Life insurance in force	579.831	562.991	16.840	3.0%	579.831	562.991	16.840	3.0%
Gross deposits	1.506	1.564	(0.058)	-3.7%	5.393	4.934	0.459	9.3%
Net flows	1.031	1.080	(0.049)	-4.5%	3.683	3.057	0.626	20.5%
Account values (net of reinsurance)	35.278	33.585	1.693	5.0%	35.278	33.585	1.693	5.0%

Group Protection
Annualized sales (in millions)	$207.4	$156.0	$51.4	32.9%	$394.6	$352.7	$41.9	11.9%
Loss ratio (2)	72.2%	75.5%	NM	NM	72.9%	76.2%	NM	NM

Consolidated
Total deposits	$5.451	$5.512	$(0.061)	-1.1%	$21.609	$20.902	$0.707	3.4%
Total account balances	159.945	157.257	2.688	1.7%	159.945	157.257	2.688	1.7%
Total net flows	1.595	1.319	0.276	20.9%	6.378	6.321	0.057	0.9%

(1)	Includes deposits for mutual funds. Mutual fund account values are not included in the separate accounts reported on our Consolidated Balance Sheets, as we do not have any ownership interest in them.
(2)	Represents combined loss ratio for life, disability and dental businesses.

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2011								PAGE 3
Financial Highlights (Continued)
Unaudited (in millions)

	For the Three Months Ended December 31,				For the Years Ended December 31,
			Change				Change
	2011	2010	Amount	%	2011	2010	Amount	%

Balance Sheet Assets - End-of-Period	$202,905.5	$193,823.7	$9,081.8	4.7%	$202,905.5	$193,823.7	$9,081.8	4.7%

Stockholders' Equity
Beginning-of-period, including AOCI	$14,919.1	$13,557.5	$1,361.6	10.0%	$12,805.8	$11,700.2	$1,105.6	9.4%
End-of-period, including AOCI	14,163.7	12,805.8	1,357.9	10.6%	14,163.7	12,805.8	1,357.9	10.6%
End-of-period, excluding AOCI	11,716.3	12,058.1	(341.8)	-2.8%	11,716.3	12,058.1	(341.8)	-2.8%
Average equity, excluding AOCI	12,086.1	11,977.1	109.0	0.9%	12,281.0	11,917.9	363.1	3.0%

Return on Equity, Excluding AOCI
Income (loss) from operations with average equity:
Including goodwill	10.0%	8.9%			10.7%	8.7%
Excluding goodwill	12.8%	11.9%			14.1%	11.7%

Return on Capital
Income (loss) from operations/average capital	7.8%	7.0%			8.3%	6.9%

Common Shares Outstanding
Average for the period - basic	297.9	316.4	(18.5)	-5.8%	307.2	310.0	(2.8)	-0.9%
Average for the period - diluted	304.4	323.4	(19.0)	-5.9%	315.0	319.2	(4.2)	-1.3%
End-of-period - assuming conversion of preferreds	291.5	315.9	(24.4)	-7.7%	291.5	315.9	(24.4)	-7.7%
End-of-period - diluted	298.2	324.0	(25.8)	-8.0%	298.2	324.0	(25.8)	-8.0%

Book value per common share, including AOCI	$48.59	$40.54	$8.05	19.9%	$48.59	$40.54	$8.05	19.9%
Book value per common share, excluding AOCI	40.19	38.17	2.02	5.3%	40.19	38.17	2.02	5.3%

Cash Returned to Common Stockholders
Warrant repurchase - dollar amount	$-	$-	$-	NM	$-	$48.13	$(48.13)	-100.0%
Share repurchase - dollar amount	200.00	25.00	175.00	NM	575.30	25.00	550.30	NM
Common dividends declared	23.30	15.80	7.50	47.5%	69.50	25.20	44.30	175.8%
Total cash returned to common stockholders	$223.30	$40.80	$182.50	NM	$644.80	$98.33	$546.47	NM

Stock issuance - number of shares	-	-	-	NM	-	14.14	(14.14)	-100.0%
Share repurchase - number of shares	10.39	1.05	9.34	NM	24.66	1.05	23.61	NM
Dividend declared on common stock - per share	$0.080	$0.050	$0.030	60.0%	$0.230	$0.080	$0.150	187.5%
Dividend payout ratio	-4.6%	8.3%			25.0%	3.1%
Annualized yield (1)	1.6%	0.7%			1.2%	0.3%

Comprehensive Income (Loss)
Net income (loss)	$(514.3)	$195.6	$(709.9)	NM	$293.8	$980.3	$(686.5)	-70.0%
Net unrealized gain (loss) on available-for-sale securities	73.3	(988.3)	1,061.6	107.4%	1,644.0	1,022.4	621.6	60.8%
Unrealized other-than-temporary impairment on available-for-sale securities	0.3	2.8	(2.5)	-89.3%	22.2	(13.8)	36.0	260.9%
Net unrealized gain (loss) on derivative instruments	7.6	46.0	(38.4)	-83.5%	130.1	(25.9)	156.0	NM
Foreign currency translation adjustment	(2.2)	(1.8)	(0.4)	-22.2%	(0.2)	(2.3)	2.1	91.3%
Funded status of employee benefit plans	(94.8)	27.5	(122.3)	NM	(96.5)	28.7	(125.2)	NM
Comprehensive income (loss)	$(530.1)	$(718.2)	$188.1	26.2%	$1,993.4	$1,989.4	$4.0	0.2%

	As of December 31,
			Change
	2011	2010	Amount	%

Leverage Ratio
Short-term debt	$299.9	$351.4	$(51.5)	-14.7%
Long-term debt	5,391.4	5,399.0	(7.6)	-0.1%
Total debt	5,691.3	5,750.4	(59.1)	-1.0%
Less:
Long-term operating debt (2)	1,122.3	1,122.2	0.1	0.0%
75% of capital securities	908.0	1,114.1	(206.1)	-18.5%
Carrying value of fair value hedge	319.7	55.3	264.4	NM
Total numerator	$3,341.3	$3,458.8	$(117.5)	-3.4%

Stockholders' equity, excluding AOCI	$11,716.3	$12,058.1	$(341.8)	-2.8%
Total debt	5,691.3	5,750.4	(59.1)	-1.0%
Total denominator	$17,407.6	$17,808.5	$(400.9)	-2.3%
Leverage Ratio	19.2%	19.4%

	Ratings as of February 7, 2012
				Standard &
	A.M. Best	Fitch	Moody's	Poor's
Senior Debt Ratings	a-	BBB+	Baa2	A-

Financial Strength Ratings
Lincoln National Life Insurance Company	A+	A+	A2	AA-
First Penn-Pacific Life Insurance Company	A+	A+	A2	A-
Lincoln Life & Annuity Company of New York	A+	A+	A2	AA-

(1)	Indicated dividend divided by the closing price.
(2)	We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies and the senior note issued in September 2008 by our primary insurance subsidiary.

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2011									PAGE 4
Consolidated Operating Expense Detail
Unaudited (in millions)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2010	2011	2011	2011	2011	Change	2010	2011	Change
Commissions and Expenses Incurred
General and administrative expenses	$464.6	$365.0	$366.1	$368.4	$409.4	-11.9%	$1,503.8	$1,508.9	0.3%
Commissions	500.4	484.3	491.9	474.2	482.8	-3.5%	1,847.9	1,933.2	4.6%
Media expenses	16.0	16.7	16.9	17.3	18.3	14.4%	59.2	69.2	16.9%
Taxes, licenses and fees	53.3	61.8	52.8	75.2	62.3	16.9%	200.3	252.1	25.9%
Interest and debt expense	74.3	71.6	72.0	71.0	70.5	-5.1%	285.9	285.1	-0.3%
Expenses associated with reserve financing and unrelated letters of credit ("LOCs")	9.7	11.4	12.4	10.7	12.9	33.0%	34.0	47.4	39.4%
Total Commissions and Expenses Incurred	1,118.3	1,010.8	1,012.1	1,016.8	1,056.2	-5.6%	3,931.1	4,095.9	4.2%

Less: Commissions and Expenses Capitalized
General and administrative expenses capitalized	(130.0)	(103.6)	(112.0)	(113.4)	(134.1)	-3.2%	(440.0)	(463.1)	-5.3%
Commissions capitalized	(318.4)	(290.7)	(301.8)	(287.1)	(296.2)	7.0%	(1,173.3)	(1,175.8)	-0.2%
Taxes, licenses and fees capitalized	(19.9)	(17.3)	(15.0)	(14.6)	(14.8)	25.6%	(53.4)	(61.7)	-15.5%
Total Commissions and Expenses Capitalized	(468.3)	(411.6)	(428.8)	(415.1)	(445.1)	5.0%	(1,666.7)	(1,700.6)	-2.0%

Total Expenses Incurred, Net of Amounts Capitalized, Excluding Amortization	650.0	599.2	583.3	601.7	611.1	-6.0%	2,264.4	2,395.3	5.8%

Amortization
Amortization of DAC and VOBA, net of interest	332.5	195.6	125.0	515.6	214.3	-35.5%	1,081.8	1,050.5	-2.9%
Amortization of intangibles	1.1	1.0	1.1	1.0	1.0	-9.1%	4.2	4.1	-2.4%
Total Amortization	333.6	196.6	126.1	516.6	215.3	-35.5%	1,086.0	1,054.6	-2.9%
Total	$983.6	$795.8	$709.4	$1,118.3	$826.4	-16.0%	$3,350.4	$3,449.9	3.0%

General and Administrative Expenses, Net of Amounts Capitalized - As a Percentage of Operating Revenues	12.0%	9.6%	9.0%	9.3%	10.1%		10.1%	9.5%

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2011									PAGE 5
Selected Financial Results Summary
Unaudited (in millions)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2010	2011	2011	2011	2011	Change	2010	2011	Change
Operating Revenues
Annuities	$719.9	$731.9	$733.5	$709.6	$690.3	-4.1%	$2,654.7	$2,865.3	7.9%
Retirement Plan Services	257.3	263.3	259.7	247.8	246.3	-4.3%	987.7	1,017.1	3.0%
Life Insurance	1,217.4	1,147.0	1,228.9	1,176.1	1,186.8	-2.5%	4,589.6	4,738.8	3.3%
Group Protection	464.3	477.9	500.6	479.4	481.0	3.6%	1,831.1	1,938.9	5.9%
Other Operations	121.6	116.4	115.2	120.1	109.4	-10.0%	487.2	461.1	-5.4%
Total Operating Revenues	2,780.5	2,736.5	2,837.9	2,733.0	2,713.8	-2.4%	10,550.3	11,021.2	4.5%
Excluded realized gain (loss), pre-tax (1)	(119.8)	(23.5)	(34.7)	(184.4)	(145.3)	-21.3%	(146.3)	(387.9)	NM
Amortization of DFEL associated with benefit ratio unlocking, pre-tax	0.5	0.2	-	(1.6)	1.0	100.0%	(0.1)	(0.4)	NM
Amortization of deferred gains arising from reserve changes on business sold through reinsurance, pre-tax	0.6	0.7	0.6	0.7	0.7	16.7%	2.6	2.7	3.8%
Total Revenues	$2,661.8	$2,713.9	$2,803.8	$2,547.7	$2,570.2	-3.4%	$10,406.5	$10,635.6	2.2%

Income (Loss) from Operations
Annuities	$123.2	$147.0	$150.4	$161.6	$133.5	8.4%	$484.4	$592.5	22.3%
Retirement Plan Services	32.5	48.7	42.3	40.5	35.4	8.9%	154.3	166.9	8.2%
Life Insurance	165.5	166.3	152.4	131.6	154.0	-6.9%	513.3	604.3	17.7%
Group Protection	18.0	24.4	26.1	27.8	22.5	25.0%	71.6	100.8	40.8%
Other Operations	(73.7)	(36.9)	(22.4)	(44.2)	(42.8)	41.9%	(186.1)	(146.3)	21.4%
Income (Loss) from Operations	265.5	349.5	348.8	317.3	302.6	14.0%	1,037.5	1,318.2	27.1%
Excluded realized gain (loss), after-tax (1) (2)	(77.8)	(15.3)	(22.5)	(119.9)	(94.4)	-21.3%	(95.1)	(252.1)	NM
Benefit ratio unlocking, after-tax (1) (2)	10.7	4.8	(1.3)	(40.7)	23.7	121.5%	10.4	(13.5)	NM
Income (loss) from reserve changes (net of related amortization) on business
sold through reinsurance, after-tax (2)	0.3	0.4	0.4	0.5	0.5	66.7%	1.7	1.8	5.9%
Gain (loss) on early extinguishment of debt, after-tax (2)	(3.1)	-	-	(5.5)	-	100.0%	(3.1)	(5.5)	-77.4%
Impairment of intangibles, after-tax (2)	-	-	-	-	(746.7)	NM	-	(746.7)	NM
Income (loss) from discontinued operations, after-tax (3)	-	-	-	(8.4)	-	NM	28.9	(8.4)	NM
Net Income (Loss)	195.6	339.4	325.4	143.3	(514.3)	NM	980.3	293.8	-70.0%
Preferred stock dividends and accretion of discount	-	-	-	-	-	NM	(36.7)	-	100.0%
Write-off of unamortized discount on preferred stock at redemption	-	-	-	-	-	NM	(130.6)	-	100.0%
Adjustment for deferred units of LNC stock in our non-director deferred compensation plans (4)	-	-	(1.0)	(4.8)	0.6	NM	(1.3)	(4.1)	NM
Net Income (Loss) Available to Common Stockholders - Diluted	$195.6	$339.4	$324.4	$138.5	$(513.7)	NM	$811.7	$289.7	-64.3%

Stockholders' Equity
Beginning-of-period, including AOCI	$13,557.5	$12,805.8	$13,089.7	$13,585.7	$14,919.1		$11,700.2	$12,805.8
End-of-period, including AOCI	12,805.8	13,089.7	13,585.7	14,919.1	14,163.7		12,805.8	14,163.7
End-of-period, excluding AOCI	12,058.1	12,307.1	12,473.7	12,455.9	11,716.3		12,058.1	11,716.3

Average Stockholders' Equity
Average equity, including average AOCI	$13,181.7	$12,947.8	$13,337.7	$14,252.4	$14,541.4		$12,704.1	$13,769.8
Average AOCI	1,204.6	765.2	947.3	1,787.6	2,455.3		786.2	1,488.9
Average equity, excluding AOCI	11,977.1	12,182.6	12,390.4	12,464.8	12,086.1		11,917.9	12,281.0
Average goodwill	3,019.4	3,019.4	3,019.4	3,019.4	2,646.1		3,015.7	2,926.1
Average equity, excluding AOCI and goodwill	$8,957.7	$9,163.2	$9,371.0	$9,445.4	$9,440.0		$8,902.2	$9,354.9

Restructuring Charges (Recoveries), After-Tax	$(0.8)	$-	$-	$-	$-		$(0.8)	$-

Common Shares Outstanding
Average for the period - basic	316.4	315.0	311.4	304.8	297.9		310.0	307.2
Average for the period - diluted	323.4	322.9	319.9	312.0	304.4		319.2	315.0
End-of-period - diluted	324.0	321.3	316.8	306.9	298.2		324.0	298.2

Earnings (Loss) Per Common Share - Diluted
Income (loss) from operations (5)	$0.82	$1.08	$1.09	$1.00	$1.00		$3.13	$4.17
Net income (loss) (5)	0.60	1.05	1.01	0.44	(1.73)		2.54	0.92

Stockholders' Equity Per Common Share
Stockholders' equity, including AOCI	$40.54	$41.74	$44.04	$49.43	$48.59		$40.54	$48.59
Stockholders' equity, excluding AOCI	38.17	39.24	40.43	41.27	40.19		38.17	40.19
Dividends declared (common stock)	0.050	0.050	0.050	0.050	0.080		0.080	0.230

Return on Equity, Excluding AOCI
Net income (loss) with average equity including goodwill	6.5%	11.1%	10.5%	4.6%	-17.0%		8.2%	2.4%
Income (loss) from operations with average equity including goodwill	8.9%	11.5%	11.3%	10.2%	10.0%		8.7%	10.7%
Income (loss) from operations with average equity excluding goodwill	11.9%	15.3%	14.9%	13.4%	12.8%		11.7%	14.1%

Market Value of Common Shares
Highest price	$29.12	$32.68	$32.39	$29.67	$21.88		$33.55	$32.68
Lowest price	23.17	28.00	25.97	15.00	13.75		20.65	13.75
Closing price	27.81	30.04	28.49	15.63	19.42		27.81	19.42

(1)	See page 6 for detail.
(2)	We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.
(3)	Includes discontinued operations and the gain (loss) on disposal. See Discontinued Operations on page 28 for details.
(4)	The numerator used in the calculation of our diluted EPS is adjusted to remove the mark-to-market adjustment for deferred units of LNC stock in our non-director deferred compensation plans if the effect of equity classification would be more dilutive to our diluted EPS.
(5)	For any period where a loss from continuing operations is experienced, shares used in the diluted EPS calculation represent basic shares since using diluted shares would be anti-dilutive to the calculation. In these periods we would also exclude the adjustment discussed in footnote (4) above when arriving at EPS.

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2011									PAGE 6
Details Underlying Realized Gain (Loss), After-DAC and Benefit Ratio Unlocking
Unaudited (in millions)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2010	2011	2011	2011	2011	Change	2010	2011	Change
Components of Realized Gain (Loss), Pre-Tax
Total operating realized gain (loss) (1)(2)	$20.0	$21.6	$22.1	$21.8	$23.5	17.5%	$69.2	$89.0	28.6%
Total excluded realized gain (loss) (3)(4)(5)(6)(7)	(119.8)	(23.5)	(34.7)	(184.4)	(145.3)	-21.3%	(146.3)	(387.9)	NM
Total realized gain (loss), pre-tax	$(99.8)	$(1.9)	$(12.6)	$(162.6)	$(121.8)	-22.0%	$(77.1)	$(298.9)	NM

Reconciliation of Excluded Realized Gain (Loss) Net of Benefit Ratio Unlocking, After-Tax (8)
Total excluded realized gain (loss) (3)(4)(5)(6)(7)	$(77.8)	$(15.3)	$(22.5)	$(119.9)	$(94.4)	-21.3%	$(95.1)	$(252.1)	NM
Benefit ratio unlocking (9)	10.7	4.8	(1.3)	(40.7)	23.7	121.5%	10.4	(13.5)	NM
Excluded realized gain (loss) net of benefit ratio unlocking, after-tax	$(67.1)	$(10.5)	$(23.8)	$(160.6)	$(70.7)	-5.4%	$(84.7)	$(265.6)	NM

Components of Excluded Realized Gain (Loss) Net of Benefit Ratio Unlocking, After-Tax (8)
Realized gain (loss) related to certain investments (3)	$(61.2)	$(11.1)	$(22.2)	$(28.3)	$(37.1)	39.4%	$(117.2)	$(98.7)	15.8%
Gain (loss) on the mark-to-market on certain instruments (4)	1.6	6.7	(0.6)	(68.7)	8.7	NM	48.7	(53.9)	NM
Variable annuity net derivatives results: (5)(6)(9)
Hedge program performance	13.4	(19.0)	(9.8)	(82.6)	5.1	-61.9%	(26.7)	(106.3)	NM
Unlocking for GLB reserves hedged	18.1	-	-	(71.6)	-	-100.0%	18.2	(71.6)	NM
GLB NPR component	(47.3)	11.3	8.5	92.2	(46.9)	0.8%	(19.4)	65.1	NM
Total variable annuity net derivatives results	(15.8)	(7.7)	(1.3)	(62.0)	(41.8)	NM	(27.9)	(112.8)	NM
Indexed annuity forward-starting option (7)	8.3	1.6	0.3	(1.6)	(0.5)	NM	11.8	(0.2)	NM
Excluded realized gain (loss) net of benefit ratio unlocking, after-tax	$(67.1)	$(10.5)	$(23.8)	$(160.6)	$(70.7)	-5.4%	$(84.6)	$(265.6)	NM

(1)	Includes the net difference between the change in the fair value of the S&P 500 Index® call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity products. The change in the fair value of the liability for the embedded derivative represents the amount that is credited to the indexed annuity contract.
(2)	Includes the "risk/profit margin" portion of the attributed GLB rider fees. We have certain GLB variable annuity riders with GWB and GIB features that are embedded derivatives. We attribute to the embedded derivative the portion of total fees collected from the contract holder that relates to the GLB riders (the “attributed fees”). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract (the “net valuation premium”) plus a margin that a theoretical market participant would include for risk/profit (the “risk/profit margin”). We include the net valuation premium of the GLB attributed rider fees in excluded realized gain (loss). For our Annuities and Retirement Plan Services segments, the total fees collected from the contract holders in excess of the GLB attributed fees are reported in insurance fees.
(3) See page 30 for detail.
(4)	Includes changes in the fair values of certain derivative investments (including the credit default swaps and contingent forwards associated with consolidated
VIEs), total return swaps (embedded derivatives that are theoretically included in our various modified coinsurance and coinsurance with funds withheld reinsurance arrangements that have contractual returns related to various assets and liabilities associated with these arrangements) and trading securities.
(5)	Includes the net valuation premium, the change in GLB embedded derivative reserves and the change in the fair value of the derivative instruments we own to hedge them, including the cost of purchasing the hedging instruments. In addition, these results include the changes in reserves not accounted for at fair value and resulting benefit ration unlocking on our GDB and GLB riders and the change in the fair value of the derivative instruments we own to hedge them.
(6)	Includes the change in the fair value of the derivatives we own to hedge the change in the GDB riders.
(7)	Includes changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.
(8)	We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.
(9)	Represents or includes changes in reserves not accounted for at fair value and resulting from benefit ratio unlocking on our GDB and GLB riders.

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2011									PAGE 7
Consolidated Statements of Income (Loss)
Unaudited (in millions)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2010	2011	2011	2011	2011	Change	2010	2011	Change
Revenues
Insurance premiums	$555.4	$567.8	$594.1	$559.0	$573.1	3.2%	$2,176.3	$2,294.0	5.4%
Surrender charges	30.6	34.2	40.2	29.5	29.2	-4.6%	139.9	133.1	-4.9%
Mortality assessments	324.4	324.7	326.7	335.1	325.1	0.2%	1,287.5	1,311.6	1.9%
Expense assessments	528.1	458.8	533.2	499.8	500.0	-5.3%	1,806.5	1,991.8	10.3%
Net investment income	1,182.7	1,191.2	1,180.6	1,150.7	1,129.2	-4.5%	4,540.9	4,651.7	2.4%
Realized gain (loss):
Total other-than-temporary impairment losses on securities	(53.7)	(44.8)	(45.1)	(42.3)	(32.8)	38.9%	(239.7)	(165.0)	31.2%
Portion of loss recognized in other comprehensive income	11.6	6.0	15.4	17.1	8.2	-29.3%	88.1	46.7	-47.0%
Net other-than-temporary impairment losses on securities recognized in earnings	(42.1)	(38.8)	(29.7)	(25.2)	(24.6)	41.6%	(151.6)	(118.3)	22.0%
Realized gain (loss), excluding other-than-temporary impairment losses on securities	(57.7)	36.9	17.1	(137.4)	(97.2)	NM	74.5	(180.6)	NM
Total realized gain (loss) (1)	(99.8)	(1.9)	(12.6)	(162.6)	(121.8)	-22.0%	(77.1)	(298.9)	NM
Amortization of deferred gains on business sold through reinsurance	18.8	18.7	18.7	18.7	18.7	-0.5%	75.1	74.8	-0.4%
Other revenues and fees	121.7	120.4	122.9	117.5	116.7	-4.1%	457.5	477.5	4.4%
Total Revenues	2,661.9	2,713.9	2,803.8	2,547.7	2,570.2	-3.4%	10,406.6	10,635.6	2.2%
Benefits and Expenses
Interest credited	632.9	614.7	624.7	624.8	623.6	-1.5%	2,487.8	2,487.8	0.0%
Benefits	786.2	833.5	1,028.2	664.8	819.0	4.2%	3,327.2	3,345.5	0.6%
Underwriting, acquisition, insurance and other expenses	911.4	725.4	637.1	1,038.6	761.9	-16.4%	3,066.7	3,163.0	3.1%
Interest and debt expense	79.1	71.6	72.0	79.4	70.5	-10.9%	290.7	293.5	1.0%
Impairment of intangibles	-	-	-	-	746.7	NM	-	746.7	NM
Total Benefits and Expenses	2,409.6	2,245.2	2,362.0	2,407.6	3,021.7	25.4%	9,172.4	10,036.5	9.4%
Income (loss) from continuing operations before taxes	252.3	468.7	441.8	140.1	(451.5)	NM	1,234.2	599.1	-51.5%
Federal income tax expense (benefit)	56.7	129.3	116.4	(11.6)	62.8	10.8%	282.8	296.9	5.0%
Income (Loss) from Continuing Operations	195.6	339.4	325.4	151.7	(514.3)	NM	951.4	302.2	-68.2%
Income (loss) from discontinued operations, net of federal income taxes (2)	-	-	-	(8.4)	-	NM	28.9	(8.4)	NM
Net Income (Loss)	195.6	339.4	325.4	143.3	(514.3)	NM	980.3	293.8	-70.0%
Preferred stock dividends and accretion of discount	-	-	-	-	-	NM	(36.7)	-	100.0%
Write-off of unamortized discount on preferred stock at liquidation	-	-	-	-	-	NM	(130.6)	-	100.0%
Adjustment for deferred units of LNC stock in our non-director deferred compensation plans (3)	-	-	(1.0)	(4.8)	0.6	NM	(1.3)	(4.1)	NM
Net Income (Loss) Available to Common Stockholders - Diluted	$195.6	$339.4	$324.4	$138.5	$(513.7)	NM	$811.7	$289.7	156.4%

Earnings (Loss) Per Common Share (Diluted)
Income (loss) from continuing operations (4)	$0.60	$1.05	$1.01	$0.47	$(1.73)	NM	$2.45	$0.95	-61.3%
Income (loss) from discontinued operations, net of federal income taxes (2)	-	-	-	(0.03)	-	NM	0.09	(0.03)	NM
Net Income (Loss) (4)	$0.60	$1.05	$1.01	$0.44	$(1.73)	NM	$2.54	$0.92	-63.8%

(1)	See page 6 for detail.
(2)	Includes discontinued operations and the gain (loss) on disposal. See Discontinued Operations on page 28 for details.
(3)	The numerator used in the calculation of our diluted EPS is adjusted to remove the mark-to-market adjustment for deferred units of LNC stock in our non-director deferred compensation plans if the effect of equity classification would be more dilutive to our diluted EPS.
(4)	For any period where a loss from continuing operations is experienced, shares used in the diluted EPS calculation represent basic shares since using diluted shares would be anti-dilutive to the calculation. In these periods we would also exclude the adjustment discussed in footnote (3) above when arriving at EPS.

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2011							PAGE 8
Consolidated Roll Forwards of DAC, VOBA, DSI and DFEL
Unaudited (in millions)

	For the Three Months Ended					For the Years Ended
	Dec.	March	June	Sept.	Dec.	Dec.	Dec.
DAC and VOBA	2010	2011	2011	2011	2011	2010	2011
Balance as of beginning-of-period	$7,918.5	$8,930.3	$9,272.2	$9,271.1	$8,129.5	$9,509.6	$8,930.3
Business acquired through reinsurance	-	-	-	1.7	10.6	-	12.3
Deferrals	468.3	411.6	428.8	415.1	445.1	1,666.7	1,700.6
Amortization, net of interest:
Unlocking	(9.7)	109.7	179.3	(236.3)	77.8	118.1	130.5
Amortization, net of interest, excluding unlocking	(322.8)	(305.3)	(304.3)	(279.3)	(292.1)	(1,199.9)	(1,181.0)
Deferrals, net of amortization included in operating underwriting, acquisition, insurance and other expenses	135.8	216.0	303.8	(100.5)	230.8	584.9	650.1
Amortization, net of interest, associated with benefit ratio unlocking	(2.2)	(1.1)	0.2	8.6	(5.9)	(2.1)	1.8
Adjustment related to realized (gains) losses	(27.1)	(25.7)	(21.5)	3.8	14.8	(57.5)	(28.6)
Adjustment related to unrealized (gains) losses	905.3	152.7	(283.6)	(1,055.2)	(188.7)	(1,104.6)	(1,374.8)
Balance as of End-of-Period	$8,930.3	$9,272.2	$9,271.1	$8,129.5	$8,191.1	$8,930.3	$8,191.1

DSI
Balance as of beginning-of-period	$268.7	$285.6	$285.9	$276.1	$267.6	$323.3	$285.6
Deferrals	12.1	9.8	8.6	10.5	10.5	65.5	39.4
Amortization, net of interest:
Unlocking	(3.8)	2.8	3.7	2.9	6.5	4.0	15.9
Amortization, net of interest, excluding unlocking	(14.4)	(15.6)	(14.8)	(13.5)	(11.8)	(57.5)	(55.7)
Deferrals, net of amortization included in operating insurance benefits or interest credited	(6.1)	(3.0)	(2.5)	(0.1)	5.2	12.0	(0.4)
Amortization, net of interest, associated with benefit ratio unlocking	(0.3)	(0.2)	-	1.2	(0.9)	(0.4)	0.1
Adjustment related to realized (gains) losses	(0.3)	(0.7)	(1.4)	(0.7)	1.5	(8.7)	(1.3)
Adjustment related to unrealized (gains) losses	23.6	4.2	(5.9)	(8.9)	(2.2)	(40.6)	(12.8)
Balance as of End-of-Period	$285.6	$285.9	$276.1	$267.6	$271.2	$285.6	$271.2

DFEL
Balance as of beginning-of-period	$1,301.7	$1,502.1	$1,640.1	$1,694.1	$1,337.9	$1,337.6	$1,502.1
Deferrals	135.6	142.7	134.2	134.4	132.3	546.3	543.6
Amortization, net of interest:
Unlocking	(19.3)	31.1	(9.4)	7.1	16.3	(24.3)	45.1
Amortization, net of interest, excluding unlocking	(46.3)	(36.4)	(44.8)	(47.2)	(52.1)	(173.0)	(180.5)
Deferrals, net of amortization included in operating expense assessments	70.0	137.4	80.0	94.3	96.5	349.0	408.2
Amortization, net of interest, associated with benefit ratio unlocking	(0.5)	(0.2)	-	1.6	(1.0)	0.1	0.4
Adjustment related to realized (gains) losses	(3.6)	(3.7)	(2.0)	(4.2)	1.4	(7.5)	(8.5)
Adjustment related to unrealized (gains) losses	134.5	4.5	(24.0)	(447.9)	(66.2)	(177.1)	(533.6)
Balance as of End-of-Period	$1,502.1	$1,640.1	$1,694.1	$1,337.9	$1,368.6	$1,502.1	$1,368.6

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2011						PAGE 9
Consolidating Statements of Income (Loss) From Operations
For the Quarter Ended December 31, 2011
Unaudited (in millions)

		Retirement
		Plan	Life	Group	Other
	Annuities	Services	Insurance	Protection	Operations (1)	Consolidated
Operating Revenues
Insurance premiums	$14.2	$-	$117.1	$441.8	$-	$573.1
Surrender charges	5.9	0.4	22.8	-	-	29.1
Mortality assessments	-	-	325.1	-	-	325.1
Expense assessments	293.0	48.7	157.1	-	-	498.8
Net investment income	269.6	194.1	558.1	36.7	70.7	1,129.2
Operating realized gain (loss) (2)	23.4	0.1	-	-	-	23.5
Amortization of deferred gain on business sold through reinsurance	-	-	-	-	18.1	18.1
Other revenues and fees	84.2	3.0	6.6	2.5	20.6	116.9
Total Operating Revenues	690.3	246.3	1,186.8	481.0	109.4	2,713.8
Operating Expenses
Interest credited	168.9	111.0	313.5	0.9	28.5	622.8
Benefits	47.1	-	460.1	322.8	31.1	861.1
Underwriting, acquisition, insurance and other expenses	315.9	86.8	184.6	122.7	46.0	756.0
Interest and debt expense	-	-	-	-	70.5	70.5
Total Operating Expenses	531.9	197.8	958.2	446.4	176.1	2,310.4
Income (loss) from operations before federal income taxes	158.4	48.5	228.6	34.6	(66.7)	403.4
Federal income tax expense (benefit)	24.9	13.1	74.6	12.1	(23.9)	100.8
Income (Loss) from Operations	$133.5	$35.4	$154.0	$22.5	$(42.8)	$302.6

(1)	Includes inter-segment eliminations.
(2)	For detail, see pages 15 and 20.

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2011						PAGE 10
Consolidating Statements of Income (Loss) From Operations
For the Quarter Ended December 31, 2010
Unaudited (in millions)

		Retirement
		Plan	Life	Group	Other
	Annuities	Services	Insurance	Protection	Operations (1)	Consolidated
Operating Revenues
Insurance premiums	$17.6	$-	$112.1	$424.2	$1.4	$555.3
Surrender charges	7.2	0.7	22.6	-	-	30.5
Mortality assessments	-	-	324.3	-	-	324.3
Expense assessments	292.2	52.3	183.1	-	-	527.6
Net investment income	295.1	199.9	567.9	38.1	81.7	1,182.7
Operating realized gain (loss) (2)	19.9	0.1	-	-	-	20.0
Amortization of deferred gain on business sold through reinsurance	-	-	-	-	18.2	18.2
Other revenues and fees	87.9	4.3	7.4	2.0	20.3	121.9
Total Operating Revenues	719.9	257.3	1,217.4	464.3	121.6	2,780.5
Operating Expenses
Interest credited	188.9	109.4	302.9	0.9	30.3	632.4
Benefits	47.2	0.1	400.7	322.9	34.0	804.9
Underwriting, acquisition, insurance and other expenses	328.9	102.9	267.8	112.8	96.7	909.1
Interest and debt expense	-	-	-	-	74.3	74.3
Total Operating Expenses	565.0	212.4	971.4	436.6	235.3	2,420.7
Income (loss) from operations before federal income taxes	154.9	44.9	246.0	27.7	(113.7)	359.8
Federal income tax expense (benefit)	31.7	12.4	80.5	9.7	(40.0)	94.3
Income (Loss) from Operations	$123.2	$32.5	$165.5	$18.0	$(73.7)	$265.5

(1) Includes inter-segment eliminations.
(2) For detail, see pages 15 and 20.

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2011						PAGE 11
Consolidating Statements of Income (Loss) From Operations
For the Year Ended December 31, 2011
Unaudited (in millions)

		Retirement
		Plan	Life	Group	Other
	Annuities	Services	Insurance	Protection	Operations (1)	Consolidated
Operating Revenues
Insurance premiums	$73.7	$-	$441.1	$1,778.3	$0.9	$2,294.0
Surrender charges	34.5	2.3	96.3	-	-	133.1
Mortality assessments	-	-	1,311.5	-	-	1,311.5
Expense assessments	1,212.6	207.8	570.7	-	-	1,991.1
Net investment income	1,106.4	792.2	2,293.9	152.1	307.1	4,651.7
Operating realized gain (loss) (2)	88.6	0.4	-	-	-	89.0
Amortization of deferred gain on business sold through reinsurance	-	-	-	-	72.2	72.2
Other revenues and fees	349.5	14.4	25.3	8.5	80.9	478.6
Total Operating Revenues	2,865.3	1,017.1	4,738.8	1,938.9	461.1	11,021.2
Operating Expenses
Interest credited	698.5	437.5	1,235.0	3.4	113.6	2,488.0
Benefits	212.1	1.6	1,669.2	1,313.9	126.4	3,323.2
Underwriting, acquisition, insurance and other expenses	1,247.7	344.0	947.6	466.5	158.8	3,164.6
Interest and debt expense	-	-	-	-	285.1	285.1
Total Operating Expenses	2,158.3	783.1	3,851.8	1,783.8	683.9	9,260.9
Income (loss) from operations before federal income taxes	707.0	234.0	887.0	155.1	(222.8)	1,760.3
Federal income tax expense (benefit)	114.5	67.1	282.7	54.3	(76.5)	442.1
Income (Loss) from Operations	$592.5	$166.9	$604.3	$100.8	$(146.3)	$1,318.2

(1) Includes inter-segment eliminations.
(2) For detail, see pages 15 and 20.

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2011						PAGE 12
Consolidating Statements of Income (Loss) From Operations
For the Year Ended December 31, 2010
Unaudited (in millions)

		Retirement
		Plan	Life	Group	Other
	Annuities	Services	Insurance	Protection	Operations (1)	Consolidated
Operating Revenues
Insurance premiums	$53.0	$-	$439.4	$1,682.3	$1.5	$2,176.2
Surrender charges	36.7	3.2	100.0	-	-	139.9
Mortality assessments	-	-	1,287.4	-	-	1,287.4
Expense assessments	1,061.4	197.5	546.7	-	-	1,805.6
Net investment income	1,119.3	769.2	2,185.8	141.0	325.6	4,540.9
Operating realized gain (loss) (2)	68.8	0.4	-	-	-	69.2
Amortization of deferred gain on business sold through reinsurance	-	-	-	-	72.5	72.5
Other revenues and fees	315.5	17.4	30.3	7.8	87.6	458.6
Total Operating Revenues	2,654.7	987.7	4,589.6	1,831.1	487.2	10,550.3
Operating Expenses
Interest credited	725.5	440.0	1,198.8	3.3	119.8	2,487.4
Benefits	174.7	2.1	1,734.1	1,296.3	138.6	3,345.8
Underwriting, acquisition, insurance and other expenses	1,168.2	331.4	907.7	421.6	235.6	3,064.5
Interest and debt expense	-	-	-	-	285.9	285.9
Total Operating Expenses	2,068.4	773.5	3,840.6	1,721.2	779.9	9,183.6
Income (loss) from operations before federal income taxes	586.3	214.2	749.0	109.9	(292.7)	1,366.7
Federal income tax expense (benefit)	101.9	59.9	235.7	38.3	(106.6)	329.2
Income (Loss) from Operations	$484.4	$154.3	$513.3	$71.6	$(186.1)	$1,037.5

(1) Includes inter-segment eliminations.
(2) For detail, see pages 15 and 20.

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2011					PAGE 13
Consolidated Balance Sheets and Selected Share Data
Unaudited (in millions)

	As of
	Dec.	March	June	Sept.	Dec.
	2010	2011	2011	2011	2011
ASSETS
Investments:
Corporate bonds	$51,740.5	$53,174.8	$54,830.4	$58,262.0	$59,261.1
U.S. Government bonds	164.8	161.8	239.7	286.0	494.6
Foreign government bonds	508.3	516.0	592.6	641.9	732.4
Mortgage-backed securities	10,890.4	10,541.6	10,334.3	10,119.5	9,638.7
Asset-backed securities	173.8	136.8	126.1	110.4	101.6
State and municipal bonds	3,155.4	3,280.0	3,479.3	3,969.7	4,047.2
Hybrid and redeemable preferred securities	1,397.0	1,420.0	1,317.8	1,202.0	1,157.2
VIEs' fixed maturity securities	583.7	586.8	592.6	699.5	700.1
Equity securities	197.2	144.6	143.7	137.4	138.8
Total available-for-sale securities	68,811.1	69,962.4	71,656.5	75,428.4	76,271.7
Trading securities	2,596.4	2,598.0	2,624.7	2,726.2	2,674.7
Mortgage loans on real estate	6,752.1	6,748.7	6,870.5	6,893.3	6,942.6
Real estate	202.1	188.9	149.9	135.8	136.8
Policy loans	2,864.7	2,837.1	2,877.1	2,873.5	2,884.6
Derivative investments	1,076.0	945.7	1,097.0	3,028.7	3,151.0
Other investments	1,037.7	1,029.4	1,002.3	1,104.7	1,068.6
Total investments	83,340.1	84,310.2	86,278.0	92,190.6	93,130.0
Cash and invested cash	2,741.4	2,216.4	2,911.8	4,832.7	4,510.2
DAC and VOBA	8,930.3	9,272.2	9,271.1	8,129.5	8,191.1
Premiums and fees receivable	334.6	400.8	370.3	383.4	407.5
Accrued investment income	932.8	988.9	994.2	1,023.3	981.4
Reinsurance recoverables	6,526.8	6,580.0	6,556.2	6,658.8	6,526.0
Funds withheld reinsurance assets	910.9	889.0	884.9	881.2	874.1
Goodwill	3,019.4	3,019.4	3,019.4	3,019.4	2,272.8
Other assets	2,457.3	2,403.9	2,422.5	2,433.3	2,535.9
Separate account assets	84,630.1	88,236.3	88,845.6	78,194.6	83,476.5
Total Assets	$193,823.7	$198,317.1	$201,554.0	$197,746.8	$202,905.5

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Future contract benefits	$17,526.6	$17,333.3	$17,873.9	$19,988.5	$19,813.4
Other contract holder funds	66,406.8	67,098.8	67,838.1	68,552.3	69,465.5
Short-term debt	351.4	351.6	251.3	549.9	299.9
Long-term debt categorized by standard rating agency leverage definitions:
Operating (see note (4) on page 3 for details)	1,122.2	1,122.2	1,122.2	1,122.3	1,122.3
Financial	4,276.8	4,247.4	4,606.5	4,226.1	4,269.1
Reinsurance related embedded derivatives	101.5	91.0	119.1	177.3	167.5
Funds withheld reinsurance liabilities	1,149.5	1,134.7	1,107.1	1,072.0	1,044.8
Deferred gain on indemnity reinsurance	468.3	449.6	430.9	412.2	393.5
Payables for collateral on investments	1,659.0	1,554.2	1,805.5	3,855.1	3,733.3
VIEs' liabilities	132.1	130.0	129.5	203.0	193.4
Other liabilities	3,193.6	3,478.3	3,838.6	4,474.4	4,762.6
Separate account liabilities	84,630.1	88,236.3	88,845.6	78,194.6	83,476.5
Total liabilities	181,017.9	185,227.4	187,968.3	182,827.7	188,741.8
Stockholders' Equity
Series A preferred stock	0.4	0.4	0.4	0.4	0.4
Common stock	8,124.2	8,063.5	7,937.6	7,791.5	7,589.6
Retained earnings	3,933.5	4,243.2	4,535.7	4,664.0	4,126.3
AOCI:
Net unrealized gain (loss) on available-for-sale securities	1,071.8	1,093.8	1,440.7	2,642.5	2,715.8
Unrealized other-than-temporary impairment on available-for-sale securities	(128.9)	(108.5)	(107.7)	(107.0)	(106.7)
Net unrealized gain (loss) on derivative instruments	(14.5)	(22.2)	(40.0)	108.0	115.6
Foreign currency translation adjustment	0.6	1.6	(2.6)	2.7	0.5
Funded status of employee benefit plans	(181.3)	(182.1)	(178.4)	(183.0)	(277.8)
Total accumulated other comprehensive income (loss)	747.7	782.6	1,112.0	2,463.2	2,447.4
Total stockholders' equity	12,805.8	13,089.7	13,585.7	14,919.1	14,163.7
Total Liabilities and Stockholders' Equity	$193,823.7	$198,317.1	$201,554.0	$197,746.8	$202,905.5
Share Data Per Common Share
Stockholders' equity per share	$40.54	$41.74	$44.04	$49.43	$48.59
Book value, excluding AOCI	38.17	39.24	40.43	41.27	40.19
Common shares outstanding - assuming conversion of Series A preferred shares	315.9	313.6	308.5	301.8	291.5

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2011						PAGE 14
Balance Sheet Data - Segment Highlights
Unaudited (in millions)

As of December 31, 2011		Retirement
		Plan	Life	Group	Other
	Annuities	Services	Insurance	Protection	Operations (1)	Consolidated
Assets
Allocated investments and cash and invested cash (2)	$28,466.8	$15,395.1	$43,628.0	$2,854.9	$7,295.4	$97,640.2
DAC and VOBA	2,318.0	330.8	5,347.8	194.5	-	8,191.1
Goodwill	439.8	20.2	1,538.5	274.3	-	2,272.8
DSI and other intangibles	269.5	3.6	77.0	-	118.3	468.4
Reinsurance recoverables	560.5	-	2,069.6	48.8	3,847.1	6,526.0
Separate account assets	64,946.5	12,858.3	5,508.6	-	163.1	83,476.5

Liabilities and Capital
Future contract benefits	3,642.4	7.4	7,983.8	1,741.7	6,438.1	19,813.4
Other contract holder funds	20,701.3	13,623.8	34,065.6	236.1	838.7	69,465.5

Allocated capital (3)	3,549.0	1,040.8	7,885.6	1,191.7	(1,950.8)	11,716.3

As of December 31, 2010

Assets
Allocated investments and cash and invested cash (2)	$22,957.0	$14,131.6	$38,248.2	$2,684.3	$8,060.4	$86,081.5
DAC and VOBA	2,250.5	359.9	6,144.8	175.0	0.1	8,930.3
Goodwill	439.8	20.2	2,188.5	274.3	96.6	3,019.4
DSI and other intangibles	283.6	3.9	81.0	-	118.1	486.6
Reinsurance recoverables	495.7	-	2,014.0	45.1	3,972.0	6,526.8
Separate account assets	64,782.4	13,916.9	5,749.3	-	181.5	84,630.1

Liabilities and Capital
Future contract benefits	1,707.2	1.5	7,605.7	1,620.0	6,592.3	17,526.7
Other contract holder funds	20,134.3	12,773.1	32,386.0	255.9	857.5	66,406.8

Allocated capital (3)	2,989.7	1,076.6	8,385.0	1,180.3	(1,573.5)	12,058.1

(1) Includes inter-segment eliminations.
(2)					Includes inter-segment cash management balances our segments utilize to borrow money to meet their short-term needs and also to invest short-term funds with other segments. These balances eliminate in consolidation.
(3)					Allocated capital is based on internal economic capital models plus certain other items (principally intangibles, including DAC and VOBA, goodwill and other items).

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2011									PAGE 15
Annuities
Income (Loss) from Operations and Operational Data
Unaudited (in millions)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2010	2011	2011	2011	2011	Change	2010	2011	Change
Operating Revenues
Insurance premiums (1)	$17.6	$23.1	$21.8	$14.6	$14.2	-19.3%	$53.0	$73.7	39.1%
Surrender charges	7.2	10.5	10.0	8.1	5.9	-18.1%	36.7	34.5	-6.0%
Expense assessments	292.2	299.4	311.5	308.7	293.0	0.3%	1,061.4	1,212.6	14.2%
Net investment income	295.1	288.1	277.7	271.0	269.6	-8.6%	1,119.3	1,106.4	-1.2%
Operating realized gain (loss) (2)	19.9	21.5	22.1	21.6	23.4	17.6%	68.8	88.6	28.8%
Other revenues and fees (3)	87.9	89.3	90.4	85.6	84.2	-4.2%	315.5	349.5	10.8%
Total Operating Revenues	719.9	731.9	733.5	709.6	690.3	-4.1%	2,654.7	2,865.3	7.9%
Operating Expenses
Interest credited	188.9	174.5	178.0	177.1	168.9	-10.6%	725.5	698.5	-3.7%
Benefits (1)	47.2	35.4	42.6	87.0	47.1	-0.2%	174.7	212.1	21.4%
Underwriting, acquisition, insurance and other expenses	328.9	333.4	325.6	272.8	315.9	-4.0%	1,168.2	1,247.7	6.8%
Total Operating Expenses	565.0	543.3	546.2	536.9	531.9	-5.9%	2,068.4	2,158.3	4.3%
Income (loss) from operations before federal income taxes	154.9	188.6	187.3	172.7	158.4	2.3%	586.3	707.0	20.6%
Federal income tax expense (benefit)	31.7	41.6	36.9	11.1	24.9	-21.5%	101.9	114.5	12.4%
Income (Loss) from Operations	$123.2	$147.0	$150.4	$161.6	$133.5	8.4%	$484.4	$592.5	22.3%

Effective Tax Rate	20.5%	22.1%	19.7%	6.4%	15.7%		17.4%	16.2%

Average Stockholders' Equity, Excluding AOCI
Average equity, including goodwill	$2,949.9	$2,987.6	$3,012.3	$3,255.6	$3,510.4		$2,939.2	$3,191.5
Average goodwill	439.8	439.8	439.8	439.8	439.8		439.8	439.8
Average equity, excluding goodwill	$2,510.1	$2,547.8	$2,572.5	$2,815.8	$3,070.6		$2,499.4	$2,751.7
Return on Equity, Excluding AOCI
Including goodwill	16.7%	19.7%	20.0%	19.9%	15.2%		16.5%	18.6%
Excluding goodwill	19.6%	23.1%	23.4%	23.0%	17.4%		19.4%	21.5%

Income (Loss) from Operations - Basis Points on Average Account Values - Annualized	59	68	68	75	63	4	62	69	7

Operating Realized Gain (Loss) (2)
Indexed annuity net derivatives results (4)	$0.8	$1.1	$0.4	$(1.0)	$0.5	-37.5%	$1.2	$1.0	-16.7%
GLB (5)	19.1	20.4	21.7	22.6	22.9	19.9%	67.6	87.6	29.6%
Total Operating Realized Gain (Loss)	$19.9	$21.5	$22.1	$21.6	$23.4	17.6%	$68.8	$88.6	28.8%

Underwriting, Acquisition, Insurance and Other Expenses
Commissions	$180.9	$176.6	$193.4	$182.3	$173.2	-4.3%	$696.7	$725.5	4.1%
General and administrative expenses	90.8	86.9	93.1	85.5	94.6	4.2%	336.5	360.1	7.0%
Inter-segment reimbursement associated with reserve financing and LOC expenses (6)	(1.0)	(0.5)	0.4	(0.9)	0.2	120.0%	(0.8)	(0.8)	0.0%
Broker-dealer commissions and general and administrative expenses	87.2	90.8	88.5	85.0	83.2	-4.6%	315.7	347.5	10.1%
Taxes, licenses and fees	5.6	9.4	8.2	6.7	2.7	-51.8%	24.2	27.0	11.6%
Total commissions and expenses incurred	363.5	363.2	383.6	358.6	353.9	-2.6%	1,372.3	1,459.3	6.3%
Less: commissions and expenses capitalized	(156.1)	(149.8)	(165.5)	(160.5)	(142.5)	8.7%	(623.5)	(618.3)	0.8%
Amortization of DAC and VOBA, net of interest	121.5	120.0	107.5	74.7	104.5	-14.0%	419.4	406.7	-3.0%
Total Underwriting, Acquisition, Insurance and Other Expenses	$328.9	$333.4	$325.6	$272.8	$315.9	-4.0%	$1,168.2	$1,247.7	6.8%

General and Administrative Expenses - Basis Points on Average Account Values - Annualized (7)	44	40	42	40	44	-	43	41	(2)

(1)	Includes our single premium immediate annuities, which have a corresponding offset to benefits for changes in reserves.
(2)	Included in income (loss) from operations.
(3)	Other revenues and fees consists primarily of fees attributable to broker-dealer services that are subject to market volatility.
(4) See note (1) on page 6 for details.
(5) See note (2) on page 6 for details.
(6)	Represents reimbursements to Annuities from the Life Insurance segment for reserve financing, net of expenses incurred by Annuities for its use of LOCs. The inter-segment amounts are not reported on our Consolidated Statements of Income (Loss).
(7) Includes distribution costs.

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2011							PAGE 16
Annuities
DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (in millions)

	For the Three Months Ended					For the Years Ended
	Dec.	March	June	Sept.	Dec.	Dec.	Dec.
DAC and VOBA	2010	2011	2011	2011	2011	2010	2011
Balance as of beginning-of-period	$1,934.2	$2,250.5	$2,327.9	$2,299.2	$2,276.6	$2,381.0	$2,250.5
Deferrals	156.1	149.8	165.5	160.5	142.5	623.5	618.3
Amortization, net of interest:
Unlocking	12.8	29.0	33.0	53.9	11.5	115.9	127.4
Amortization, net of interest, excluding unlocking	(134.3)	(149.0)	(140.5)	(128.6)	(116.0)	(535.3)	(534.1)
Deferrals, net of amortization included in operating underwriting, acquisition, insurance and other expenses	34.6	29.8	58.0	85.8	38.0	204.1	211.6
Amortization, net of interest, associated with benefit ratio unlocking	(2.2)	(1.1)	0.1	8.4	(5.6)	(1.6)	1.8
Adjustment related to realized (gains) losses	(4.9)	(8.4)	(10.1)	0.8	15.3	(55.7)	(2.4)
Adjustment related to unrealized (gains) losses	288.8	57.1	(76.7)	(117.6)	(6.3)	(277.3)	(143.5)
Balance as of End-of-Period	$2,250.5	$2,327.9	$2,299.2	$2,276.6	$2,318.0	$2,250.5	$2,318.0

DSI
Balance as of beginning-of-period	$266.7	$283.6	$283.8	$274.2	$265.7	$320.6	$283.6
Deferrals	12.0	9.7	8.7	10.5	10.4	65.2	39.3
Amortization, net of interest:
Unlocking	(3.7)	2.8	3.6	2.7	6.5	4.1	15.6
Amortization, net of interest, excluding unlocking	(14.1)	(15.5)	(14.7)	(13.3)	(11.7)	(57.0)	(55.2)
Deferrals, net of amortization included in operating interest credited	(5.8)	(3.0)	(2.4)	(0.1)	5.2	12.3	(0.3)
Amortization, net of interest, associated with benefit ratio unlocking	(0.3)	(0.2)	-	1.2	(0.9)	(0.4)	0.1
Adjustment related to realized (gains) losses	(0.4)	(0.7)	(1.4)	(0.7)	1.5	(8.7)	(1.3)
Adjustment related to unrealized (gains) losses	23.4	4.1	(5.8)	(8.9)	(2.0)	(40.2)	(12.6)
Balance as of End-of-Period	$283.6	$283.8	$274.2	$265.7	$269.5	$283.6	$269.5

DFEL
Balance as of beginning-of-period	$210.0	$222.0	$234.2	$246.9	$249.2	$182.1	$222.0
Deferrals	18.9	16.8	18.6	15.7	9.9	74.6	61.0
Amortization, net of interest:
Unlocking	(3.8)	0.2	1.0	(3.7)	8.0	0.1	5.5
Amortization, net of interest, excluding unlocking	(5.7)	(5.9)	(5.7)	(5.4)	(4.5)	(22.7)	(21.5)
Deferrals, net of amortization included in operating expense assessments	9.4	11.1	13.9	6.6	13.4	52.0	45.0
Amortization, net of interest, associated with benefit ratio unlocking	(0.5)	(0.2)	-	1.6	(1.0)	0.1	0.4
Adjustment related to realized (gains) losses	1.8	(1.7)	(0.7)	(4.7)	1.6	(7.3)	(5.5)
Adjustment related to unrealized (gains) losses	1.3	3.0	(0.5)	(1.2)	(0.6)	(4.9)	0.7
Balance as of End-of-Period	$222.0	$234.2	$246.9	$249.2	$262.6	$222.0	$262.6

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2011									PAGE 17
Annuities
Account Value Roll Forwards and Information
Unaudited (in billions)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2010	2011	2011	2011	2011	Change	2010	2011	Change
Fixed Annuities (1)
Balance as of beginning-of-period	$21.075	$20.952	$20.947	$21.224	$21.375	1.4%	$19.940	$20.952	5.1%
Gross deposits	1.155	1.116	1.307	1.294	1.062	-8.1%	5.568	4.779	-14.2%
Withdrawals and deaths	(0.593)	(0.513)	(0.525)	(0.590)	(0.564)	4.9%	(2.020)	(2.192)	-8.5%
Net flows	0.562	0.603	0.782	0.704	0.498	-11.4%	3.548	2.587	-27.1%
Transfers to variable annuities	(0.942)	(0.832)	(0.699)	(0.609)	(0.704)	25.3%	(3.397)	(2.844)	16.3%
Interest credited	0.245	0.214	0.186	0.046	0.247	0.8%	0.796	0.693	-12.9%
Sales inducements deferred	0.012	0.010	0.008	0.010	0.010	-16.7%	0.065	0.038	-41.5%
Balance as of End-of-Period (Gross)	20.952	20.947	21.224	21.375	21.426	2.3%	20.952	21.426	2.3%
Reinsurance ceded	(0.962)	(0.949)	(0.935)	(0.920)	(0.902)	6.2%	(0.962)	(0.902)	6.2%
Balance as of End-of-Period (Net of Ceded)	$19.990	$19.998	$20.289	$20.455	$20.524	2.7%	$19.990	$20.524	2.7%

Variable Annuities (2)
Balance as of beginning-of-period	$60.132	$64.858	$67.787	$68.551	$60.774	1.1%	$55.368	$64.858	17.1%
Gross deposits	1.435	1.523	1.620	1.415	1.313	-8.5%	5.099	5.871	15.1%
Withdrawals and deaths	(1.454)	(1.643)	(1.702)	(1.456)	(1.466)	-0.8%	(5.092)	(6.267)	-23.1%
Net flows	(0.019)	(0.120)	(0.082)	(0.041)	(0.153)	NM	0.007	(0.396)	NM
Transfers from fixed annuities	0.942	0.832	0.699	0.609	0.704	-25.3%	3.396	2.844	-16.3%
Investment increase and change in market value	3.803	2.217	0.147	(8.345)	3.685	-3.1%	6.087	(2.296)	NM
Balance as of End-of-Period	$64.858	$67.787	$68.551	$60.774	$65.010	0.2%	$64.858	$65.010	0.2%

Total Annuities
Balance as of beginning-of-period	$81.207	$85.810	$88.734	$89.775	$82.149	1.2%	$75.308	$85.810	13.9%
Gross deposits	2.590	2.639	2.927	2.709	2.375	-8.3%	10.667	10.650	-0.2%
Withdrawals and deaths	(2.047)	(2.156)	(2.227)	(2.046)	(2.030)	0.8%	(7.112)	(8.459)	-18.9%
Net flows	0.543	0.483	0.700	0.663	0.345	-36.5%	3.555	2.191	-38.4%
Transfers between fixed and variable accounts	-	-	-	-	-	NM	(0.001)	-	100.0%
Interest credited and change in market value	4.048	2.431	0.333	(8.299)	3.932	-2.9%	6.883	(1.603)	NM
Sales inducements deferred	0.012	0.010	0.008	0.010	0.010	-16.7%	0.065	0.038	-41.5%
Balance as of End-of-Period (Gross)	85.810	88.734	89.775	82.149	86.436	0.7%	85.810	86.436	0.7%
Reinsurance ceded	(0.962)	(0.949)	(0.935)	(0.920)	(0.902)	6.2%	(0.962)	(0.902)	6.2%
Balance as of End-of-Period (Net of Ceded)	$84.848	$87.785	$88.840	$81.229	$85.534	0.8%	$84.848	$85.534	0.8%

Variable Annuities Under Agreement - Included Above	$0.076	$0.076	$0.073	$0.060	$0.062	-18.4%	$0.076	$0.062	-18.4%

Incremental Deposits (3)
Fixed annuities	$1.154	$1.114	$1.306	$1.292	$1.062	-8.0%	$5.563	$4.774	-14.2%
Variable annuities	1.431	1.515	1.614	1.411	1.309	-8.5%	5.082	5.849	15.1%
Total Incremental Deposits	$2.585	$2.629	$2.920	$2.703	$2.371	-8.3%	$10.645	$10.623	-0.2%

(1)	Includes the fixed portion of variable annuities.
(2)	Excludes the fixed portion of variable annuities.
(3)	Represents gross deposits reduced by transfers from other Lincoln products.

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2011									PAGE 18
Annuities
Account Value Information
Unaudited (in billions)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2010	2011	2011	2011	2011	Change	2010	2011	Change
Fixed Annuities, Excluding Fixed Portion of Variable Contracts
Deposits	$0.068	$0.077	$0.091	$0.092	$0.052	-23.5%	$0.374	$0.312	-16.6%
Withdrawals and deaths	(0.336)	(0.266)	(0.284)	(0.318)	(0.272)	19.0%	(1.099)	(1.140)	-3.7%
Net flows	$(0.268)	$(0.189)	$(0.193)	$(0.226)	$(0.220)	17.9%	$(0.725)	$(0.828)	-14.2%
Gross fixed contract account values	$8.740	$8.627	$8.517	$8.375	$8.231	-5.8%	$8.740	$8.231	-5.8%
Reinsurance ceded	(0.962)	(0.947)	(0.933)	(0.918)	(0.899)	6.5%	(0.962)	(0.899)	6.5%
Net fixed contract account values	$7.778	$7.680	$7.584	$7.457	$7.332	-5.7%	$7.778	$7.332	-5.7%

Indexed Annuities
Deposits	$0.327	$0.378	$0.480	$0.462	$0.295	-9.8%	$2.027	$1.615	-20.3%
Withdrawals and deaths	(0.167)	(0.158)	(0.153)	(0.190)	(0.203)	-21.6%	(0.532)	(0.704)	-32.3%
Net flows	$0.160	$0.220	$0.327	$0.272	$0.092	-42.5%	$1.495	$0.911	-39.1%
Gross indexed contract account values	$8.680	$9.016	$9.421	$9.634	$9.875	13.8%	$8.680	$9.875	13.8%
Reinsurance ceded	-	(0.002)	(0.002)	(0.002)	(0.002)	NM	-	(0.002)	NM
Net indexed contract account values	$8.680	$9.014	$9.419	$9.632	$9.873	13.7%	$8.680	$9.873	13.7%

Fixed Portion of Variable Contracts
Deposits	$0.759	$0.661	$0.736	$0.740	$0.715	-5.8%	$3.167	$2.852	-9.9%
Withdrawals and deaths	(0.090)	(0.089)	(0.088)	(0.082)	(0.089)	1.1%	(0.389)	(0.348)	10.5%
Net flows	$0.669	$0.572	$0.648	$0.658	$0.626	-6.4%	$2.778	$2.504	-9.9%
Gross fixed portion of variable contract account values	$3.532	$3.304	$3.286	$3.366	$3.320	-6.0%	$3.532	$3.320	-6.0%
Reinsurance ceded	-	-	-	-	(0.001)	NM	-	(0.001)	NM
Net fixed portion of variable contract account values	$3.532	$3.304	$3.286	$3.366	$3.319	-6.0%	$3.532	$3.319	-6.0%

Variable Annuities, Including Fixed Portion of Variable Contracts
Deposits	$2.194	$2.184	$2.356	$2.155	$2.028	-7.6%	$8.266	$8.723	5.5%
Withdrawals and deaths	(1.544)	(1.732)	(1.790)	(1.538)	(1.555)	-0.7%	(5.481)	(6.615)	-20.7%
Net flows	$0.650	$0.452	$0.566	$0.617	$0.473	-27.2%	$2.785	$2.108	-24.3%

Variable Contract Account Values	$68.390	$71.091	$71.837	$64.140	$68.329	-0.1%	$68.390	$68.329	-0.1%

Average Daily Variable Annuity Separate Account Values	$62.832	$66.459	$68.262	$65.169	$64.173	2.1%	$58.188	$66.007	13.4%

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2011									PAGE 19
Annuities
Interest Rate Spread Information, GLB Expense Assessments,
GLB Attributed Fee and GLB Account Values by Type
Unaudited (in billions)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2010	2011	2011	2011	2011	Change	2010	2011	Change
						(Basis Point)			(Basis Point)
Interest Rate Spread (1)						Change			Change
Fixed maturity securities, mortgage loans on real estate and other, net of investment expenses	5.46%	5.27%	5.19%	5.08%	4.98%	(48)	5.50%	5.13%	(37)
Commercial mortgage loan prepayment and bond make whole premiums	0.26%	0.26%	0.11%	0.12%	0.09%	(17)	0.13%	0.14%	1
Alternative investments	0.01%	0.01%	0.00%	0.00%	0.00%	(1)	0.01%	0.00%	(1)
Net investment income yield on reserves	5.73%	5.54%	5.30%	5.20%	5.07%	(66)	5.64%	5.27%	(37)
Interest rate credited to contract holders	3.47%	3.31%	3.38%	3.33%	3.26%	(21)	3.52%	3.33%	(19)
Interest rate spread	2.26%	2.23%	1.92%	1.87%	1.81%	(45)	2.12%	1.94%	(18)

Variable Annuity Expense Assessments (in millions) (2)	$354.4	$365.7	$380.9	$381.2	$367.9	3.8%	$1,288.0	$1,495.7	16.1%

GLB Expense Assessments (in millions) (3)	$76.5	$81.7	$86.8	$91.0	$94.2	23.1%	$279.3	$353.7	26.6%

Components of Attributed Fees on GLB (in millions)
Attributed fee included in operating revenues and income from operations (4)	$26.6	$28.1	$29.4	$30.6	$31.2	17.3%	$98.7	$119.3	20.9%
Attributed fee excluded from operating revenues and income from operations (5)	35.7	38.3	40.1	42.0	43.9	23.0%	128.2	164.3	28.2%
Total Attributed Fees on GLB	$62.3	$66.4	$69.5	$72.6	$75.1	20.5%	$226.9	$283.6	25.0%

GLB Account Values by Type
Guaranteed withdrawal benefits (6)	$30.339	$31.920	$32.606	$29.554	$31.786	4.8%	$30.339	$31.786	4.8%
Guaranteed income benefits (7)	11.379	12.131	12.605	11.513	12.450	9.4%	11.379	12.450	9.4%
Total GLB Account Values	$41.718	$44.051	$45.211	$41.067	$44.237	6.0%	$41.718	$44.237	6.0%

(1)	For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average invested assets on reserves. We exclude net investment income earned on investments supporting statutory surplus, reverse repurchase agreement interest expense and inter-
segment cash management account interest expense from our yield and spread calculations. The average crediting rate is calculated using interest credited before DSI amortization, plus the immediate annuity reserve change (included within benefits), divided by average fixed account values net of co-insured account values. Fixed account values reinsured under modified co-insurance agreements are included in account values for this calculation since assets (and therefore margin) are retained under these agreements.
(2)	Comprised of the variable annuity expense assessments included in the expense assessments line item on page 15 and the amounts presented in the components of attributed fees on GLB, as described in note (4) and note (5) and disclosed above.
(3)	Comprised of the GLB expense assessments included in the expense assessments line item on page 15 and the amounts presented in the components of attributed fees on GLB, as described in note (4) and note (5) and disclosed above.
(4)	Includes the risk/profit margin portion of the GLB attributed rider fees in operating realized gain (loss) and the amount reported in expense assessments. See note (2) on page 6 for further discussion.
(5)	Includes the net valuation premium of the GLB attributed rider fees in excluded realized gain (loss). See note (6) on page 6 for further discussion.
(6)	Guaranteed withdrawal benefits include features that offer the contract holder a guarantee equal to the initial deposit (or contract value, if elected after issue), adjusted for any subsequent purchase payments or withdrawals.
(7)	For our guaranteed income benefits, we offer other product riders allowing variable annuity contract holders access and control during the income distribution phase of their contract. This added flexibility allows the contract holder to access the account value for transfers, additional withdrawals and other service features, such as portfolio rebalancing.

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2011									PAGE 20
Retirement Plan Services
Income (Loss) from Operations, Operational Data and DAC, VOBA and DSI Roll Forwards
Unaudited (in millions)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2010	2011	2011	2011	2011	Change	2010	2011	Change
Operating Revenues
Surrender charges	$0.7	$0.7	$0.7	$0.5	$0.4	-42.9%	$3.2	$2.3	-28.1%
Expense assessments	52.3	53.9	54.7	50.5	48.7	-6.9%	197.5	207.8	5.2%
Net investment income	199.9	204.9	199.9	193.3	194.1	-2.9%	769.2	792.2	3.0%
Operating realized gain (loss) (1)	0.1	0.1	0.1	0.1	0.1	0.0%	0.4	0.4	0.0%
Other revenues and fees (2)	4.3	3.7	4.3	3.4	3.0	-30.2%	17.4	14.4	-17.2%
Total Operating Revenues	257.3	263.3	259.7	247.8	246.3	-4.3%	987.7	1,017.1	3.0%
Operating Expenses
Interest credited	109.4	108.3	108.7	109.5	111.0	1.5%	440.0	437.5	-0.6%
Benefits	0.1	-	-	1.6	-	-100.0%	2.1	1.6	-23.8%
Underwriting, acquisition, insurance and other expenses	102.9	84.8	91.3	81.1	86.8	-15.6%	331.4	344.0	3.8%
Total Operating Expenses	212.4	193.1	200.0	192.2	197.8	-6.9%	773.5	783.1	1.2%
Income (loss) from operations before federal income taxes	44.9	70.2	59.7	55.6	48.5	8.0%	214.2	234.0	9.2%
Federal income tax expense (benefit)	12.4	21.5	17.4	15.1	13.1	5.6%	59.9	67.1	12.0%
Income (Loss) from Operations	$32.5	$48.7	$42.3	$40.5	$35.4	8.9%	$154.3	$166.9	8.2%

Effective Tax Rate	27.6%	30.6%	29.1%	27.2%	27.0%		28.0%	28.7%

Average Stockholders' Equity, Excluding AOCI
Average equity, including goodwill	$1,047.8	$1,073.7	$1,060.8	$1,041.0	$1,035.9		$1,046.0	$1,052.9
Average goodwill	20.2	20.2	20.2	20.2	20.2		20.2	20.2
Average equity, excluding goodwill	$1,027.6	$1,053.5	$1,040.6	$1,020.8	$1,015.7		$1,025.8	$1,032.7
Return on Equity, Excluding AOCI
Including goodwill	12.4%	18.1%	16.0%	15.6%	13.7%		14.8%	15.9%
Excluding goodwill	12.7%	18.5%	16.3%	15.9%	13.9%		15.0%	16.2%

Income (Loss) from Operations - Basis Points on Average Account Values - Annualized	34	49	42	42	37	3	42	43	1

Operating Realized Gain (Loss) (1)
GLB (3)	$0.1	$0.1	$0.1	$0.1	$0.1	0.0%	$0.4	$0.4	0.0%
Total Operating Realized Gain (Loss)	$0.1	$0.1	$0.1	$0.1	$0.1	0.0%	$0.4	$0.4	0.0%

Underwriting, Acquisition, Insurance and Other Expenses
Commissions	$17.2	$17.0	$16.9	$15.8	$17.4	1.2%	$64.5	$67.1	4.0%
General and administrative expenses	71.3	63.3	71.4	65.4	73.3	2.8%	241.9	273.4	13.0%
Taxes, licenses and fees	3.2	4.8	3.8	3.4	1.2	-62.5%	13.0	13.2	1.5%
Total commissions and expenses incurred	91.7	85.1	92.1	84.6	91.9	0.2%	319.4	353.7	10.7%
Less: commissions and expenses capitalized	(20.8)	(16.5)	(18.8)	(15.6)	(18.5)	11.1%	(66.8)	(69.4)	-3.9%
Amortization of DAC and VOBA, net of interest	32.0	16.2	18.0	12.1	13.4	-58.1%	78.8	59.7	-24.2%
Total Underwriting, Acquisition, Insurance and Other Expenses	$102.9	$84.8	$91.3	$81.1	$86.8	-15.6%	$331.4	$344.0	3.8%

General and Administrative Expenses - Basis Points on Average Account Values - Annualized (4)	75	64	71	68	76	1	66	70	4

DAC and VOBA
Balance as of beginning-of-period	$277.4	$359.9	$420.1	$394.5	$339.3		$537.7	$359.9
Deferrals	20.8	16.5	18.8	15.6	18.5		66.8	69.4
Amortization, net of interest:
Unlocking	(8.2)	3.3	(0.3)	5.6	2.6		4.1	11.2
Amortization, net of interest, excluding unlocking	(23.8)	(19.5)	(17.7)	(17.7)	(16.0)		(82.9)	(70.9)
Deferrals, net of amortization included in operating underwriting, acquisition, insurance and other expenses	(11.2)	0.3	0.8	3.5	5.1		(12.0)	9.7
Amortization, net of interest, associated with benefit ratio unlocking	-	-	-	0.2	(0.3)		(0.4)	(0.1)
Adjustment related to realized (gains) losses	0.9	-	(0.5)	(0.6)	0.2		0.2	(0.9)
Adjustment related to unrealized (gains) losses	92.8	59.9	(25.9)	(58.3)	(13.5)		(165.6)	(37.8)
Balance as of End-of-Period	$359.9	$420.1	$394.5	$339.3	$330.8		$359.9	$330.8

DSI
Balance as of beginning-of-period	$1.9	$2.0	$2.1	$2.0	$2.0		$2.7	$2.0
Deferrals	0.1	-	-	-	-		0.2	-
Amortization, net of interest:
Unlocking	(0.2)	0.1	-	0.2	-		(0.2)	0.3
Amortization, net of interest, excluding unlocking	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)		(0.4)	(0.4)
Deferrals, net of amortization included in operating interest credited	(0.2)	-	(0.1)	0.1	(0.1)		(0.4)	(0.1)
Adjustment related to unrealized (gains) losses	0.3	0.1	-	(0.1)	(0.2)		(0.3)	(0.2)
Balance as of End-of-Period	$2.0	$2.1	$2.0	$2.0	$1.7		$2.0	$1.7

(1)	Included in income (loss) from operations.
(2)	Other revenues and fees consist primarily of mutual fund account program fees for mid-to-large employers.
(3)	See note (2) on page 6 for details.
(4)	Includes distribution costs.

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2011									PAGE 21
Retirement Plan Services
Account Value Roll Forwards and Information
Unaudited (in billions)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2010	2011	2011	2011	2011	Change	2010	2011	Change
Fixed Annuities (1)
Balance as of beginning-of-period	$12.734	$12.779	$12.956	$13.025	$13.395	5.2%	$12.246	$12.779	4.4%
Gross deposits	0.340	0.346	0.318	0.378	0.394	15.9%	1.332	1.436	7.8%
Withdrawals and deaths	(0.477)	(0.336)	(0.437)	(0.356)	(0.413)	13.4%	(1.679)	(1.542)	8.2%
Net flows	(0.137)	0.010	(0.119)	0.022	(0.019)	86.1%	(0.347)	(0.106)	69.5%
Transfers from variable annuities	0.072	0.060	0.080	0.237	0.142	97.2%	0.440	0.519	18.0%
Interest credited	0.110	0.107	0.108	0.111	0.112	1.8%	0.440	0.438	-0.5%
Balance as of End-of-Period	$12.779	$12.956	$13.025	$13.395	$13.630	6.7%	$12.779	$13.630	6.7%

Variable Annuities (2)
Balance as of beginning-of-period	$12.956	$13.927	$14.400	$14.254	$12.122	-6.4%	$12.953	$13.927	7.5%
Gross deposits	0.443	0.415	0.393	0.391	0.416	-6.1%	1.614	1.615	0.1%
Withdrawals and deaths	(0.521)	(0.587)	(0.516)	(0.511)	(0.498)	4.4%	(2.158)	(2.112)	2.1%
Net flows	(0.078)	(0.172)	(0.123)	(0.120)	(0.082)	-5.1%	(0.544)	(0.497)	8.6%
Transfers to fixed annuities	(0.021)	(0.050)	(0.040)	(0.124)	(0.069)	NM	(0.169)	(0.283)	-67.5%
Investment increase and change in market value	1.070	0.695	0.017	(1.888)	0.896	-16.3%	1.687	(0.280)	NM
Balance as of End-of-Period	$13.927	$14.400	$14.254	$12.122	$12.867	-7.6%	$13.927	$12.867	-7.6%

Total Annuities
Balance as of beginning-of-period	$25.690	$26.706	$27.356	$27.279	$25.517	-0.7%	$25.199	$26.706	6.0%
Gross deposits	0.783	0.761	0.711	0.769	0.810	3.4%	2.946	3.051	3.6%
Withdrawals and deaths	(0.998)	(0.923)	(0.953)	(0.867)	(0.911)	8.7%	(3.837)	(3.654)	4.8%
Net flows	(0.215)	(0.162)	(0.242)	(0.098)	(0.101)	53.0%	(0.891)	(0.603)	32.3%
Transfers between fixed and variable accounts	0.051	0.010	0.040	0.113	0.073	43.1%	0.271	0.236	-12.9%
Interest credited and change in market value	1.180	0.802	0.125	(1.777)	1.008	-14.6%	2.127	0.158	-92.6%
Balance as of End-of-Period	$26.706	$27.356	$27.279	$25.517	$26.497	-0.8%	$26.706	$26.497	-0.8%

Alliance and Smart Future Mutual Funds (3)
Balance as of beginning-of-period	$11.398	$12.118	$12.952	$13.008	$11.503	0.9%	$10.103	$12.118	19.9%
Plan/participant rollovers	0.188	0.097	0.061	0.277	0.369	96.3%	0.705	0.804	14.0%
Additional contributions	0.387	0.483	0.427	0.410	0.391	1.0%	1.650	1.711	3.7%
Gross deposits	0.575	0.580	0.488	0.687	0.760	32.2%	2.355	2.515	6.8%
Withdrawals and deaths	(0.664)	(0.284)	(0.424)	(0.260)	(0.440)	33.7%	(1.755)	(1.408)	19.8%
Net flows	(0.089)	0.296	0.064	0.427	0.320	NM	0.600	1.107	84.5%
Transfers	(0.058)	(0.037)	(0.057)	(0.132)	(0.073)	-25.9%	(0.251)	(0.299)	-19.1%
Other (4)	-	-	-	-	-	NM	0.186	-	-100.0%
Interest credited and change in market value	0.867	0.575	0.049	(1.800)	0.886	2.2%	1.480	(0.290)	NM
Balance as of End-of-Period	$12.118	$12.952	$13.008	$11.503	$12.636	4.3%	$12.118	$12.636	4.3%

Total Annuities and Mutual Funds
Balance as of beginning-of-period	$37.088	$38.824	$40.308	$40.287	$37.020	-0.2%	$35.302	$38.824	10.0%
Gross deposits	1.358	1.341	1.199	1.456	1.570	15.6%	5.301	5.566	5.0%
Withdrawals and deaths	(1.662)	(1.207)	(1.377)	(1.127)	(1.351)	18.7%	(5.592)	(5.062)	9.5%
Net flows	(0.304)	0.134	(0.178)	0.329	0.219	172.0%	(0.291)	0.504	273.2%
Transfers	(0.007)	(0.027)	(0.017)	(0.019)	-	100.0%	0.020	(0.063)	NM
Other (4)	-	-	-	-	-	NM	0.186	-	-100.0%
Interest credited and change in market value	2.047	1.377	0.174	(3.577)	1.894	-7.5%	3.607	(0.132)	NM
Balance as of End-of-Period	$38.824	$40.308	$40.287	$37.020	$39.133	0.8%	$38.824	$39.133	0.8%

Variable Annuities Under Agreement - Included Above	$0.010	$0.010	$0.010	$0.008	$0.009	-10.0%	$0.010	$0.009	-10.0%

(1)	Includes fixed annuity products offered under our mutual fund products and the fixed portion of variable annuities.
(2)	Excludes the fixed portion of variable annuities.
(3)	Includes mutual fund account values and other third party trustee-held assets. These items are not included in the separate accounts reported on our Consolidated
Balance Sheets, as we do not have any ownership interest in them.
(4)	Represents LINCOLN ALLIANCE® program assets held by a third-party trustee that were not previously included in the account value roll forward. Effective
January 1, 2010, all such LINCOLN ALLIANCE® program activity was included in the account value roll forward.

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2011									PAGE 22
Retirement Plan Services
Account Value Roll Forwards by Product
Unaudited (in billions)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2010	2011	2011	2011	2011	Change	2010	2011	Change
Total Micro - Small Segment
Balance as of beginning-of-period	$5.954	$6.396	$6.594	$6.566	$5.856	-1.6%	$5.863	$6.396	9.1%
Gross deposits	0.358	0.326	0.315	0.312	0.348	-2.8%	1.242	1.301	4.8%
Withdrawals and deaths	(0.330)	(0.384)	(0.325)	(0.336)	(0.357)	-8.2%	(1.377)	(1.402)	-1.8%
Net flows	0.028	(0.058)	(0.010)	(0.024)	(0.009)	NM	(0.135)	(0.101)	25.2%
Transfers between fixed and variable accounts	0.006	(0.006)	-	-	0.011	83.3%	0.004	0.005	25.0%
Investment increase and change in market value	0.408	0.262	(0.018)	(0.686)	0.303	-25.7%	0.664	(0.139)	NM
Balance as of End-of-Period	$6.396	$6.594	$6.566	$5.856	$6.161	-3.7%	$6.396	$6.161	-3.7%

Total Mid - Large Segment
Balance as of beginning-of-period	$15.398	$16.207	$17.224	$17.333	$16.106	4.6%	$13.653	$16.207	18.7%
Gross deposits	0.819	0.831	0.704	0.969	1.059	29.3%	3.308	3.563	7.7%
Withdrawals and deaths	(0.895)	(0.398)	(0.657)	(0.408)	(0.632)	29.4%	(2.558)	(2.095)	18.1%
Net flows	(0.076)	0.433	0.047	0.561	0.427	NM	0.750	1.468	95.7%
Transfers between fixed and variable accounts	(0.013)	(0.021)	(0.017)	(0.019)	(0.011)	15.4%	0.016	(0.068)	NM
Other (1)	-	-	-	-	-	NM	0.186	-	-100.0%
Investment increase and change in market value	0.898	0.605	0.079	(1.769)	0.919	2.3%	1.602	(0.166)	NM
Balance as of End-of-Period	$16.207	$17.224	$17.333	$16.106	$17.441	7.6%	$16.207	$17.441	7.6%

Total Multi-Fund® and Other Variable Annuities
Balance as of beginning-of-period	$15.736	$16.221	$16.490	$16.388	$15.058	-4.3%	$15.786	$16.221	2.8%
Gross deposits	0.181	0.184	0.180	0.175	0.163	-9.9%	0.751	0.702	-6.5%
Withdrawals and deaths	(0.437)	(0.425)	(0.395)	(0.383)	(0.362)	17.2%	(1.657)	(1.565)	5.6%
Net flows	(0.256)	(0.241)	(0.215)	(0.208)	(0.199)	22.3%	(0.906)	(0.863)	4.7%
Investment increase and change in market value	0.741	0.510	0.113	(1.122)	0.672	-9.3%	1.341	0.173	-87.1%
Balance as of End-of-Period	$16.221	$16.490	$16.388	$15.058	$15.531	-4.3%	$16.221	$15.531	-4.3%

Total Annuities and Mutual Funds (2)
Balance as of beginning-of-period	$37.088	$38.824	$40.308	$40.287	$37.020	-0.2%	$35.302	$38.824	10.0%
Gross deposits	1.358	1.341	1.199	1.456	1.570	15.6%	5.301	5.566	5.0%
Withdrawals and deaths	(1.662)	(1.207)	(1.377)	(1.127)	(1.351)	18.7%	(5.592)	(5.062)	9.5%
Net flows	(0.304)	0.134	(0.178)	0.329	0.219	172.0%	(0.291)	0.504	273.2%
Transfers between fixed and variable accounts	(0.007)	(0.027)	(0.017)	(0.019)	-	100.0%	0.020	(0.063)	NM
Other (1)	-	-	-	-	-	NM	0.186	-	-100.0%
Investment increase and change in market value	2.047	1.377	0.174	(3.577)	1.894	-7.5%	3.607	(0.132)	NM
Balance as of End-of-Period	$38.824	$40.308	$40.287	$37.020	$39.133	0.8%	$38.824	$39.133	0.8%

(1)	Represents LINCOLN ALLIANCE® program assets held by a third-party trustee that were not previously included in the account value roll forward.
Effective January 1, 2010, all such LINCOLN ALLIANCE® program activity was included in the account value roll forward.
(2)	Includes mutual fund account values and other third party trustee-held assets. These items are not included in the separate accounts reported on our
Consolidated Balance Sheets, as we do not have any ownership interest in them.

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2011									PAGE 23
Retirement Plan Services
Account Value and Interest Rate Spread Information
Unaudited (in billions)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2010	2011	2011	2011	2011	Change	2010	2011	Change
Fixed Annuities, Excluding Fixed Portion of Variable Contracts
Deposits	$0.259	$0.269	$0.233	$0.301	$0.314	21.2%	$1.017	$1.117	9.8%
Withdrawals and deaths	(0.300)	(0.160)	(0.285)	(0.194)	(0.251)	16.3%	(1.010)	(0.890)	11.9%
Net flows	$(0.041)	$0.109	$(0.052)	$0.107	$0.063	253.7%	$0.007	$0.227	NM

Fixed Contract Account Values	$6.629	$6.807	$6.847	$7.122	$7.301	10.1%	$6.629	$7.301	10.1%

Fixed Portion of Variable Contracts
Deposits	$0.081	$0.077	$0.085	$0.077	$0.080	-1.2%	$0.315	$0.319	1.3%
Withdrawals and deaths	(0.177)	(0.176)	(0.152)	(0.162)	(0.162)	8.5%	(0.669)	(0.652)	2.5%
Net flows	$(0.096)	$(0.099)	$(0.067)	$(0.085)	$(0.082)	14.6%	$(0.354)	$(0.333)	5.9%

Fixed Portion of Variable Contract Account Values	$6.150	$6.149	$6.178	$6.273	$6.329	2.9%	$6.150	$6.329	2.9%

Variable Annuities, Including Fixed Portion of Variable Contracts
Deposits	$0.524	$0.492	$0.478	$0.468	$0.496	-5.3%	$1.929	$1.934	0.3%
Withdrawals and deaths	(0.698)	(0.763)	(0.668)	(0.673)	(0.660)	5.4%	(2.827)	(2.764)	2.2%
Net flows	$(0.174)	$(0.271)	$(0.190)	$(0.205)	$(0.164)	5.7%	$(0.898)	$(0.830)	7.6%

Variable Contract Account Values	$20.077	$20.549	$20.432	$18.395	$19.196	-4.4%	$20.077	$19.196	-4.4%

Average Daily Variable Annuity Separate Account Values	$13.485	$14.178	$14.284	$13.217	$12.783	-5.2%	$12.930	$13.611	5.3%

						(Basis Point)			(Basis Point)
Interest Rate Spread (1)						Change			Change
Fixed maturity securities, mortgage loans on real estate and other, net of investment expenses	5.68%	5.61%	5.55%	5.53%	5.40%	(28)	5.70%	5.53%	(17)
Commercial mortgage loan prepayment and bond make whole premiums	0.20%	0.35%	0.23%	0.04%	0.05%	(15)	0.08%	0.16%	8
Alternative investments	0.04%	0.03%	0.01%	0.00%	0.01%	(3)	0.02%	0.01%	(1)
Net investment income yield on reserves	5.92%	5.99%	5.79%	5.57%	5.46%	(46)	5.80%	5.70%	(10)
Interest rate credited to contract holders	3.42%	3.36%	3.34%	3.31%	3.28%	(14)	3.49%	3.32%	(17)
Interest rate spread	2.50%	2.63%	2.45%	2.26%	2.18%	(32)	2.31%	2.38%	7

(1)	For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average invested assets on reserves. We exclude net investment income earned on investments supporting statutory surplus from our spread calculations. The average crediting rate is calculated as interest credited before DSI amortization, plus the immediate annuity reserve change (included within benefits), divided by the average fixed account values, including the fixed portion of variable annuities.

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2011									PAGE 24
Life Insurance
Income (Loss) from Operations, Operational Data and DAC, VOBA and DFEL Roll Forwards
Unaudited (in millions)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2010	2011	2011	2011	2011	Change	2010	2011	Change
Operating Revenues
Insurance premiums	$112.1	$108.1	$112.0	$103.9	$117.1	4.5%	$439.4	$441.1	0.4%
Surrender charges	22.6	23.0	29.6	20.9	22.8	0.9%	100.0	96.3	-3.7%
Mortality assessments	324.3	324.7	326.7	335.0	325.1	0.2%	1,287.4	1,311.5	1.9%
Expense assessments	183.1	104.7	166.7	142.2	157.1	-14.2%	546.7	570.7	4.4%
Net investment income	567.9	579.1	588.0	568.7	558.1	-1.7%	2,185.8	2,293.9	4.9%
Other revenues and fees	7.4	7.4	5.9	5.4	6.6	-10.8%	30.3	25.3	-16.5%
Total Operating Revenues	1,217.4	1,147.0	1,228.9	1,176.1	1,186.8	-2.5%	4,589.6	4,738.8	3.3%
Operating Expenses
Interest credited	302.9	302.1	307.5	311.9	313.5	3.5%	1,198.8	1,235.0	3.0%
Benefits	400.7	447.2	609.4	152.5	460.1	14.8%	1,734.1	1,669.2	-3.7%
Underwriting, acquisition, insurance and other expenses	267.8	150.3	86.0	526.7	184.6	-31.1%	907.7	947.6	4.4%
Total Operating Expenses	971.4	899.6	1,002.9	991.1	958.2	-1.4%	3,840.6	3,851.8	0.3%
Income (loss) from operations before federal income taxes	246.0	247.4	226.0	185.0	228.6	-7.1%	749.0	887.0	18.4%
Federal income tax expense (benefit)	80.5	81.1	73.6	53.4	74.6	-7.3%	235.7	282.7	19.9%
Income (Loss) from Operations	$165.5	$166.3	$152.4	$131.6	$154.0	-6.9%	$513.3	$604.3	17.7%

Effective Tax Rate	32.7%	32.8%	32.6%	28.9%	32.6%		31.5%	31.9%

Average Stockholders' Equity, Excluding AOCI
Average equity, including goodwill	$8,403.4	$8,445.6	$8,557.8	$8,550.1	$8,188.3		$8,374.1	$8,435.5
Average goodwill	2,188.5	2,188.5	2,188.5	2,188.5	1,863.5		2,188.5	2,107.3
Average equity, excluding goodwill	$6,214.9	$6,257.1	$6,369.3	$6,361.6	$6,324.8		$6,185.6	$6,328.2
Return on Equity, Excluding AOCI
Including goodwill	7.9%	7.9%	7.1%	6.2%	7.5%		6.1%	7.2%
Excluding goodwill	10.7%	10.6%	9.6%	8.3%	9.7%		8.3%	9.5%

Underwriting, Acquisition, Insurance and Other Expenses
Commissions	$190.4	$172.7	$166.4	$160.7	$178.7	-6.1%	$664.2	$678.5	2.2%
General and administrative expenses	132.4	112.8	114.1	116.3	130.2	-1.7%	451.3	473.4	4.9%
Expenses associated with reserve financing	12.1	13.8	14.4	13.9	15.3	26.4%	37.2	57.4	54.3%
Taxes, licenses and fees	37.6	36.1	34.0	39.7	34.0	-9.6%	128.1	143.8	12.3%
Amortization of sales force intangibles	1.0	1.0	1.0	1.0	1.0	0.0%	4.0	4.0	0.0%
Total commissions and expenses incurred	373.5	336.4	329.9	331.6	359.2	-3.8%	1,284.8	1,357.1	5.6%
Less: commissions and expenses capitalized	(270.7)	(234.4)	(232.3)	(223.3)	(257.6)	4.8%	(914.9)	(947.6)	-3.6%
Amortization of DAC and VOBA, net of interest	165.0	48.3	(11.6)	418.4	83.0	-49.7%	537.8	538.1	0.1%
Total Underwriting, Acquisition, Insurance and Other Expenses	$267.8	$150.3	$86.0	$526.7	$184.6	-31.1%	$907.7	$947.6	4.4%

General and Administrative Expenses - Basis Points on Average Account Values - Annualized	160	133	134	135	149	(10)	140	138	(2)

DAC and VOBA
Balance as of beginning-of-period	$5,538.6	$6,144.8	$6,349.3	$6,401.3	$5,332.3		$6,427.9	$6,144.8
Business acquired through reinsurance	-	-	-	1.7	10.6		-	12.3
Deferrals	270.7	234.4	232.3	223.3	257.6		914.9	947.6
Amortization, net of interest:
Unlocking	(14.2)	77.5	146.5	(295.8)	63.7		(1.8)	(8.1)
Other amortization, net of interest, excluding unlocking	(150.8)	(125.8)	(134.9)	(122.6)	(146.7)		(536.0)	(530.0)
Deferrals, net of amortization included in operating underwriting, acquisition, insurance and other expenses	105.7	186.1	243.9	(195.1)	174.6		377.1	409.5
Adjustment related to realized (gains) losses	(23.0)	(17.3)	(10.9)	3.5	(0.7)		(1.9)	(25.4)
Adjustment related to unrealized (gains) losses	523.5	35.7	(181.0)	(879.1)	(169.0)		(658.3)	(1,193.4)
Balance as of End-of-Period	$6,144.8	$6,349.3	$6,401.3	$5,332.3	$5,347.8		$6,144.8	$5,347.8

DFEL
Balance as of beginning-of-period	$1,091.4	$1,279.9	$1,405.6	$1,446.9	$1,088.4		$1,155.2	$1,279.9
Deferrals	116.6	125.9	115.7	118.7	122.3		471.7	482.6
Amortization, net of interest:
Unlocking	(15.4)	30.9	(10.3)	10.7	8.3		(24.3)	39.6
Other amortization, net of interest, excluding unlocking	(40.7)	(30.5)	(39.1)	(41.8)	(47.6)		(150.4)	(159.0)
Deferrals, net of amortization included in operating expense assessments	60.5	126.3	66.3	87.6	83.0		297.0	363.2
Adjustment related to realized (gains) losses	(5.3)	(2.0)	(1.4)	0.5	(0.2)		(0.3)	(3.1)
Adjustment related to unrealized (gains) losses	133.3	1.4	(23.6)	(446.6)	(65.5)		(172.0)	(534.3)
Balance as of End-of-Period	$1,279.9	$1,405.6	$1,446.9	$1,088.4	$1,105.7		$1,279.9	$1,105.7

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2011									PAGE 25
Life Insurance
Additional Operational Data
Unaudited (in billions)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2010	2011	2011	2011	2011	Change	2010	2011	Change
Sales by Product (in millions)
UL
Excluding MoneyGuard®	$107.1	$84.9	$82.9	$74.2	$74.9	-30.1%	$352.7	$316.9	-10.2%
MoneyGuard®	40.5	34.3	38.5	48.0	65.4	61.5%	108.5	186.2	71.6%
Total	147.6	119.2	121.4	122.2	140.3	-4.9%	461.2	503.1	9.1%
VUL	14.8	10.0	11.4	12.8	16.2	9.5%	43.0	50.4	17.2%
COLI and BOLI (1)	28.0	17.0	10.0	7.5	57.1	103.9%	62.9	91.6	45.6%
Term	15.4	12.8	14.1	12.4	15.2	-1.3%	69.5	54.5	-21.6%
Total	$205.8	$159.0	$156.9	$154.9	$228.8	11.2%	$636.6	$699.6	9.9%

First Year Paid Premiums (in millions)
UL
Excluding MoneyGuard®	$339.2	$301.8	$300.9	$286.0	$251.0	-26.0%	$1,068.7	$1,139.7	6.6%
MoneyGuard®	259.9	225.8	251.2	313.0	427.0	64.3%	713.6	1,217.0	70.5%
Total	599.1	527.6	552.1	599.0	678.0	13.2%	1,782.3	2,356.7	32.2%
VUL	37.5	24.2	32.0	33.0	37.9	1.1%	108.2	127.1	17.5%
COLI and BOLI (1)	164.0	40.3	21.5	27.5	62.9	-61.6%	259.5	152.2	-41.3%
Term	15.4	12.8	14.1	12.4	15.2	-1.3%	69.5	54.5	-21.6%
Total	$816.0	$604.9	$619.7	$671.9	$794.0	-2.7%	$2,219.5	$2,690.5	21.2%

Life Insurance In Force
UL and other	$297.837	$299.920	$302.205	$304.475	$307.900	3.4%	$297.837	$307.900	3.4%
Term insurance	265.154	266.764	268.520	269.969	271.931	2.6%	265.154	271.931	2.6%
Total	$562.991	$566.684	$570.725	$574.444	$579.831	3.0%	$562.991	$579.831	3.0%

						(Basis Point)			(Basis Point)
Interest-Sensitive Products Interest Rate Spreads(2)						Change			Change
Fixed maturity securities, mortgage loans on real estate and other, net of investment expenses (3)	5.84%	5.91%	5.82%	5.74%	5.71%	(13)	5.87%	5.79%	(8)
Commercial mortgage loan prepayment and bond make-whole premiums	0.21%	0.04%	0.14%	0.06%	0.03%	(18)	0.09%	0.07%	(2)
Alternative investments	0.18%	0.32%	0.29%	0.16%	0.00%	(18)	0.17%	0.19%	2
Net investment income yield on reserves	6.23%	6.27%	6.25%	5.96%	5.74%	(49)	6.13%	6.05%	(8)
Interest rate credited to contract holders	4.14%	4.09%	4.09%	4.10%	4.05%	(9)	4.16%	4.08%	(8)
Interest rate spread	2.09%	2.18%	2.16%	1.86%	1.69%	(40)	1.97%	1.97%	-

Traditional Products Interest Rate Spreads(4)
Fixed maturity securities, mortgage loans on real estate and other, net of investment expenses	6.17%	5.89%	6.00%	5.90%	5.81%	(36)	6.12%	5.90%	(22)
Commercial mortgage loan prepayment and bond make-whole premiums	0.12%	0.10%	0.00%	0.03%	0.01%	(11)	0.07%	0.03%	(4)
Alternative investments	0.03%	0.02%	0.00%	0.00%	0.01%	(2)	0.02%	0.01%	(1)
Net investment income yield on reserves	6.32%	6.01%	6.00%	5.93%	5.83%	(49)	6.21%	5.94%	(27)

(1)	COLI and BOLI are interest-sensitive and contain both UL and VUL products.
(2)	For the interest-sensitive life products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets.
We exclude net investment income earned on investments supporting statutory surplus and reverse repurchase agreement interest expense from our yield and spread calculations. The average crediting rate is calculated using interest credited on life products divided by average fixed account values.
(3)	Our yields on net investment income have been lowered due to holding higher cash balances related to our short-term liquidity strategy during recent volatile markets. The increased cash and short-term investment balances for the three months ended December 31, 2010 and March 31, 2011 reduced our yields by approximately 1 bp and 2 bps, respectively.
There was no impact for the three months ended June 30, 2011, September 30, 2011 and December 31, 2011, or the year ended December 31, 2011.
(4)	For the traditional life products, the yield on earning assets is calculated as net investment income on traditional investment portfolios divided by average earning assets. As of December
31, 2011, interest-sensitive products represented approximately 89% of total interest-sensitive and traditional earning assets.

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2011									PAGE 26
Life Insurance
Account Value Roll Forwards
Unaudited (in billions)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2010	2011	2011	2011	2011	Change	2010	2011	Change
Interest-Sensitive Life (1)
Balance as of beginning-of-period	$28.794	$29.365	$29.739	$30.148	$30.638	6.4%	$28.192	$29.365	4.2%
Deposits	1.324	1.085	1.126	1.165	1.297	-2.0%	4.128	4.673	13.2%
Withdrawals and deaths	(0.318)	(0.295)	(0.296)	(0.232)	(0.268)	15.7%	(1.383)	(1.091)	21.1%
Net flows	1.006	0.790	0.830	0.933	1.029	2.3%	2.745	3.582	30.5%
Contract holder assessments	(0.734)	(0.715)	(0.724)	(0.726)	(0.751)	-2.3%	(2.757)	(2.916)	-5.8%
Interest credited	0.299	0.299	0.303	0.283	0.303	1.3%	1.185	1.188	0.3%
Balance as of End-of-Period (Gross)	29.365	29.739	30.148	30.638	31.219	6.3%	29.365	31.219	6.3%
Reinsurance ceded	(0.888)	(0.885)	(0.881)	(0.877)	(0.870)	2.0%	(0.888)	(0.870)	2.0%
Balance as of End-of-Period (Net of Ceded)	$28.477	$28.854	$29.267	$29.761	$30.349	6.6%	$28.477	$30.349	6.6%

VUL
Balance as of beginning-of-period	$5.562	$5.962	$6.171	$6.157	$5.375	-3.4%	$5.287	$5.962	12.8%
Deposits	0.240	0.185	0.148	0.178	0.209	-12.9%	0.806	0.720	-10.7%
Withdrawals and deaths	(0.166)	(0.154)	(0.110)	(0.148)	(0.207)	-24.7%	(0.494)	(0.619)	-25.3%
Net flows	0.074	0.031	0.038	0.030	0.002	-97.3%	0.312	0.101	-67.6%
Contract holder assessments	(0.092)	(0.092)	(0.091)	(0.093)	(0.093)	-1.1%	(0.361)	(0.369)	-2.2%
Investment income and change in market value	0.418	0.270	0.039	(0.719)	0.403	-3.6%	0.724	(0.007)	NM
Balance as of End-of-Period (Gross)	5.962	6.171	6.157	5.375	5.687	-4.6%	5.962	5.687	-4.6%
Reinsurance ceded	(0.854)	(0.876)	(0.857)	(0.717)	(0.758)	11.2%	(0.854)	(0.758)	11.2%
Balance as of End-of-Period (Net of Ceded)	$5.108	$5.295	$5.300	$4.658	$4.929	-3.5%	$5.108	$4.929	-3.5%

Total Life Insurance
Balance as of beginning-of-period	$34.356	$35.327	$35.910	$36.305	$36.013	4.8%	$33.479	$35.327	5.5%
Deposits	1.564	1.270	1.274	1.343	1.506	-3.7%	4.934	5.393	9.3%
Withdrawals and deaths	(0.484)	(0.449)	(0.406)	(0.380)	(0.475)	1.9%	(1.877)	(1.710)	8.9%
Net flows	1.080	0.821	0.868	0.963	1.031	-4.5%	3.057	3.683	20.5%
Contract holder assessments	(0.826)	(0.807)	(0.815)	(0.819)	(0.844)	-2.2%	(3.118)	(3.285)	-5.4%
Investment income and change in market value	0.717	0.569	0.342	(0.436)	0.706	-1.5%	1.909	1.181	-38.1%
Balance as of End-of-Period (Gross)	35.327	35.910	36.305	36.013	36.906	4.5%	35.327	36.906	4.5%
Reinsurance ceded	(1.742)	(1.761)	(1.738)	(1.594)	(1.628)	6.5%	(1.742)	(1.628)	6.5%
Balance as of End-of-Period (Net of Ceded)	$33.585	$34.149	$34.567	$34.419	$35.278	5.0%	$33.585	$35.278	5.0%

(1)	Includes UL, interest-sensitive whole life and the fixed investment option of VUL products.

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2011									PAGE 27
Group Protection
Income (Loss) from Operations and Operational Data
Unaudited (in millions)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2010	2011	2011	2011	2011	Change	2010	2011	Change
Operating Revenues
Insurance premiums	$424.2	$436.6	$460.2	$439.7	$441.8	4.1%	$1,682.3	$1,778.3	5.7%
Net investment income	38.1	39.1	38.5	37.8	36.7	-3.7%	141.0	152.1	7.9%
Other revenues and fees	2.0	2.2	1.9	1.9	2.5	25.0%	7.8	8.5	9.0%
Total Operating Revenues	464.3	477.9	500.6	479.4	481.0	3.6%	1,831.1	1,938.9	5.9%
Operating Expenses
Interest credited	0.9	0.9	0.8	0.8	0.9	0.0%	3.3	3.4	0.0
Benefits	322.9	326.7	345.1	319.3	322.8	0.0%	1,296.3	1,313.9	1.4%
Underwriting, acquisition, insurance and other expenses	112.8	112.7	114.6	116.5	122.7	8.8%	421.6	466.5	10.6%
Total Operating Expenses	436.6	440.3	460.5	436.6	446.4	2.2%	1,721.2	1,783.8	3.6%
Income (loss) from operations before federal income taxes	27.7	37.6	40.1	42.8	34.6	24.9%	109.9	155.1	41.1%
Federal income tax expense (benefit)	9.7	13.2	14.0	15.0	12.1	24.7%	38.3	54.3	41.8%
Income (Loss) from Operations	$18.0	$24.4	$26.1	$27.8	$22.5	25.0%	$71.6	$100.8	40.8%

Effective Tax Rate	35.0%	35.1%	34.9%	35.0%	35.0%		34.8%	35.0%

Average Stockholders' Equity, Excluding AOCI
Average equity, including goodwill	$1,163.2	$1,177.6	$1,168.4	$1,166.2	$1,181.1		$1,121.0	$1,173.3
Average goodwill	274.3	274.3	274.3	274.3	274.3		274.3	274.3
Average equity, excluding goodwill	$888.9	$903.3	$894.1	$891.9	$906.8		$846.7	$899.0
Return on Equity, Excluding AOCI
Including goodwill	6.2%	8.3%	8.9%	9.5%	7.6%		6.4%	8.6%
Excluding goodwill	8.1%	10.8%	11.7%	12.5%	9.9%		8.5%	11.2%

Underwriting, Acquisition, Insurance and Other Expenses
Commissions	$48.7	$50.4	$49.4	$50.0	$51.2	5.1%	$190.0	$201.0	5.8%
General and administrative expenses	61.0	51.4	56.4	60.1	75.6	23.9%	208.3	243.5	16.9%
Taxes, licenses and fees	9.8	10.7	10.1	11.7	9.0	-8.2%	38.9	41.5	6.7%
Total commissions and expenses incurred	119.5	112.5	115.9	121.8	135.8	13.6%	437.2	486.0	11.2%
Less: commissions and expenses capitalized	(20.6)	(11.0)	(12.1)	(15.7)	(26.4)	-28.2%	(61.4)	(65.2)	-6.2%
Amortization of DAC and VOBA, net of interest	13.9	11.2	10.8	10.4	13.3	-4.3%	45.8	45.7	-0.2%
Total Underwriting, Acquisition, Insurance and Other Expenses	$112.8	$112.7	$114.6	$116.5	$122.7	8.8%	$421.6	$466.5	10.6%

General and Administrative Expenses as a Percentage of Premiums	14.4%	11.8%	12.3%	13.7%	17.1%		12.4%	13.7%

DAC and VOBA
Balance as of beginning-of-period	$168.3	$175.0	$174.8	$176.1	$181.4		$159.5	$175.0
Deferrals	20.6	11.0	12.1	15.7	26.4		61.4	65.2
Amortization, net of interest	(13.9)	(11.2)	(10.8)	(10.4)	(13.3)		(45.9)	(45.7)
Deferrals, net of amortization included in operating underwriting, acquisition, insurance and other expenses	6.7	(0.2)	1.3	5.3	13.1		15.5	19.5
Balance as of End-of-Period	$175.0	$174.8	$176.1	$181.4	$194.5		$175.0	$194.5

Annualized Sales by Product Line
Life	$60.7	$17.4	$23.6	$30.8	$89.6	47.6%	$132.0	$161.4	22.3%
Disability	68.6	18.0	30.7	34.3	92.8	35.3%	153.9	175.8	14.2%
Dental	26.7	10.0	12.8	9.6	25.0	-6.4%	66.8	57.4	-14.1%
Total	$156.0	$45.4	$67.1	$74.7	$207.4	32.9%	$352.7	$394.6	11.9%

Insurance Premiums by Product Line
Life	$163.2	$170.4	$173.6	$173.5	$175.5	7.5%	$639.1	$693.0	8.4%
Disability	184.8	186.2	189.8	190.5	190.7	3.2%	726.7	757.2	4.2%
Dental	44.2	46.1	45.3	45.9	46.2	4.5%	167.1	183.5	9.8%
Other	32.0	33.9	51.5	29.8	29.4	-8.1%	149.4	144.6	-3.2%
Total	$424.2	$436.6	$460.2	$439.7	$441.8	4.1%	$1,682.3	$1,778.3	5.7%

Income (Loss) from Operations by Product Line
Life	$12.4	$8.4	$8.9	$11.5	$5.4	-56.5%	$36.7	$34.2	-6.8%
Disability	4.5	16.5	17.2	15.1	14.5	222.2%	33.7	63.3	87.8%
Dental	(0.2)	(1.9)	(1.4)	0.1	1.6	NM	(4.0)	(1.6)	60.0%
Other	1.3	1.4	1.4	1.1	1.0	-23.1%	5.2	4.9	-5.8%
Total	$18.0	$24.4	$26.1	$27.8	$22.5	25.0%	$71.6	$100.8	40.8%

Loss Ratios by Product Line
Life	72.0%	75.9%	76.1%	72.1%	75.1%		75.8%	74.8%
Disability	78.2%	70.1%	69.4%	70.4%	69.6%		75.4%	69.9%
Dental	76.8%	83.7%	79.9%	76.2%	71.6%		81.5%	77.9%
Combined Loss Ratios	75.5%	74.1%	73.4%	71.8%	72.2%		76.2%	72.9%

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2011									PAGE 28
Other Operations
Unaudited (in millions)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2010	2011	2011	2011	2011	Change	2010	2011	Change

Operating Revenues
Insurance premiums	$1.4	$0.1	$-	$0.8	$-	-100.0%	$1.5	$0.9	-40.0%
Net investment income	81.7	80.1	76.4	79.9	70.7	-13.5%	325.6	307.1	-5.7%
Amortization of deferred gain on business sold through reinsurance (1)	18.2	18.0	18.0	18.1	18.1	-0.5%	72.5	72.2	-0.4%
Other revenues and fees	(1.4)	1.7	1.5	1.4	(0.7)	50.0%	12.7	3.9	-69.3%
Media revenues	21.7	16.5	19.3	19.9	21.3	-1.8%	74.9	77.0	2.8%
Total Operating Revenues	121.6	116.4	115.2	120.1	109.4	-10.0%	487.2	461.1	-5.4%
Operating Expenses
Interest credited	30.3	28.8	29.8	26.5	28.5	-5.9%	119.8	113.6	-5.2%
Benefits	34.0	32.5	29.1	33.7	31.1	-8.5%	138.6	126.4	-8.8%
Underwriting, acquisition, insurance and other expenses	85.0	27.6	8.4	21.6	14.7	-82.7%	182.7	72.3	-60.4%
Inter-segment reimbursement associated with reserve financing and LOC expenses (2)	(1.4)	(2.0)	(2.3)	(2.4)	(2.5)	-78.6%	(2.4)	(9.2)	NM
Taxes, licenses and fees	(2.9)	0.7	(3.3)	13.7	15.5	NM	(3.9)	26.6	NM
Interest and debt expenses	74.3	71.6	72.0	71.0	70.5	-5.1%	285.9	285.1	-0.3%
Media expenses	16.0	16.7	16.8	17.3	18.3	14.4%	59.2	69.1	16.7%
Total Operating Expenses	235.3	175.9	150.5	181.4	176.1	-25.2%	779.9	683.9	-12.3%
Income (Loss) from operations before federal income taxes	(113.7)	(59.5)	(35.3)	(61.3)	(66.7)	41.3%	(292.7)	(222.8)	23.9%
Federal income tax expense (benefit)	(40.0)	(22.6)	(12.9)	(17.1)	(23.9)	40.3%	(106.6)	(76.5)	28.2%
Income (Loss) From Operations	$(73.7)	$(36.9)	$(22.4)	$(44.2)	$(42.8)	41.9%	$(186.1)	$(146.3)	21.4%

Run Off Institutional Pensions Account Values - Balance at End-of-Period	$1.869	$1.867	$1.845	$1.822	$1.809	-3.2%	$1.869	$1.809	-3.2%

Discontinued Operations
Unaudited (in millions)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2010	2011	2011	2011	2011	Change	2010	2011	Change

Discontinued Operations Before Disposal
Income (loss) from discontinued operations before federal income taxes	$-	$-	$-	$-	$-	NM	$(12.7)	$-	100.0%
Federal income tax expense (benefit)	-	-	-	-	-	NM	(1.1)	-	100.0%
Income (Loss) From Discontinued Operations Before Disposal	-	-	-	-	-	NM	(11.6)	-	100.0%
Disposal
Gain (loss) on disposal before federal income taxes	-	-	-	(2.9)	-	NM	66.0	(2.9)	NM
Federal income tax expense (benefit)	-	-	-	5.5	-	NM	25.5	5.5	-78.4%
Gain (Loss) on Disposal	-	-	-	(8.4)	-	NM	40.5	(8.4)	NM
Income (Loss) From Discontinued Operations	$-	$-	$-	$(8.4)	$-	NM	$28.9	$(8.4)	NM

(1)	Represents the amortization of deferred gain recognized on the business sold through indemnity reinsurance to Swiss Re.
(2)	Represents reimbursements to Other Operations from the Life Insurance segment for the use of proceeds from certain issuances of senior notes that were used as long-term structured solutions, net of expenses incurred by Other Operations for its use of LOCs. The inter-segment amounts are not reported on our Consolidated Statements of Income (Loss).

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2011									PAGE 29
Consolidated Deposits, Net Flows and Account Balances
Unaudited (in billions)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2010	2011	2011	2011	2011	Change	2010	2011	Change
Deposits
Annuities - fixed annuities (1)	$1.155	$1.116	$1.307	$1.294	$1.062	-8.1%	$5.568	$4.779	-14.2%
Retirement Plan Services - fixed annuities	0.340	0.346	0.318	0.378	0.394	15.9%	1.332	1.436	7.8%
Annuities - variable annuities	1.435	1.523	1.620	1.415	1.313	-8.5%	5.099	5.871	15.1%
Retirement Plan Services - variable products (2)	1.018	0.995	0.881	1.078	1.176	15.5%	3.969	4.130	4.1%
Life Insurance:
Interest-Sensitive Life	1.324	1.085	1.126	1.165	1.297	-2.0%	4.128	4.673	13.2%
VUL	0.240	0.185	0.148	0.178	0.209	-12.9%	0.806	0.720	-10.7%
Total Deposits	$5.512	$5.250	$5.400	$5.508	$5.451	-1.1%	$20.902	$21.609	3.4%

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2010	2011	2011	2011	2011	Change	2010	2011	Change
Net Flows
Annuities - fixed annuities (1)	$0.562	$0.603	$0.782	$0.704	$0.498	-11.4%	$3.548	$2.587	-27.1%
Retirement Plan Services - fixed annuities	(0.137)	0.010	(0.119)	0.022	(0.019)	86.1%	(0.347)	(0.106)	69.5%
Annuities - variable annuities	(0.019)	(0.120)	(0.082)	(0.041)	(0.153)	NM	0.007	(0.396)	NM
Retirement Plan Services - variable products (2)	(0.167)	0.124	(0.059)	0.307	0.238	242.5%	0.056	0.610	NM
Life Insurance:
Interest-Sensitive Life	1.006	0.790	0.830	0.933	1.029	2.3%	2.745	3.582	30.5%
VUL	0.074	0.031	0.038	0.030	0.002	-97.3%	0.312	0.101	-67.6%
Total Net Flows	$1.319	$1.438	$1.390	$1.955	$1.595	20.9%	$6.321	$6.378	0.9%

	As of
	Dec.	March	June	Sept.	Dec.	%
	2010	2011	2011	2011	2011	Change
Account Balances
Annuities - fixed annuities (1)	$19.990	$19.998	$20.289	$20.455	$20.524	2.7%
Retirement Plan Services - fixed annuities	12.779	12.956	13.025	13.395	13.630	6.7%
Annuities - variable annuities	64.858	67.787	68.551	60.774	65.010	0.2%
Retirement Plan Services - variable products (2)	26.045	27.352	27.262	23.625	25.503	-2.1%
Life Insurance:
Interest-Sensitive Life	28.477	28.854	29.267	29.761	30.349	6.6%
VUL	5.108	5.295	5.300	4.658	4.929	-3.5%
Total Account Balances	$157.257	$162.242	$163.694	$152.668	$159.945	1.7%

(1)	Includes fixed portion of variable annuities.
(2)	Includes amounts attributable to mutual fund net flows. Mutual fund account values are not included in the separate accounts reported on our Consolidated
Balance Sheets, as we do not have any ownership interest in them.

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2011									PAGE 30
Consolidated Investment Data
Unaudited (in millions)

	For the Three Months Ended						For the Years Ended
	Dec.	March	June	Sept.	Dec.	%	Dec.	Dec.	%
	2010	2011	2011	2011	2011	Change	2010	2011	Change

Net Investment Income
Available-for-sale fixed maturity securities	$972.6	$984.8	$982.5	$972.7	$972.0	-0.1%	$3,742.9	$3,912.0	4.5%
Available-for-sale equity securities	1.5	1.2	1.1	1.2	1.7	13.3%	5.7	5.2	-8.8%
Available-for-sale VIEs' fixed maturity securities	3.1	3.1	3.1	3.6	3.9	25.8%	14.2	13.7	-3.5%
Trading securities	39.4	38.6	38.7	38.4	38.1	-3.3%	157.1	153.8	-2.1%
Mortgage loans on real estate	111.6	104.1	106.1	106.9	103.2	-7.5%	441.4	420.3	-4.8%
Real estate	6.4	7.7	5.5	5.0	4.4	-31.3%	24.6	22.6	-8.1%
Policy loans	42.0	40.6	43.1	41.7	40.1	-4.5%	168.9	165.5	-2.0%
Invested cash	1.8	1.4	0.8	1.0	0.5	-72.2%	7.3	3.7	-49.3%
Other investments	33.3	38.0	27.3	9.8	(9.0)	NM	98.4	66.1	-32.8%
Investment income	1,211.7	1,219.5	1,208.2	1,180.3	1,154.9	-4.7%	4,660.5	4,762.9	2.2%
Investment expense	(29.0)	(28.3)	(27.6)	(29.6)	(25.7)	11.4%	(119.6)	(111.2)	7.0%
Net Investment Income	$1,182.7	$1,191.2	$1,180.6	$1,150.7	$1,129.2	-4.5%	$4,540.9	$4,651.7	2.4%

Average Invested Assets (Amortized Cost)	$79,278.9	$79,995.7	$81,101.9	$82,253.8	$83,210.5		$77,558.2	$81,640.5

Net investment income yield on invested assets Invested Assets	5.97%	5.96%	5.82%	5.60%	5.43%		5.85%	5.70%

Realized Gain (Loss) Related to Investments
Available-for-sale fixed maturity securities:
Gross gains	$10.9	$36.1	$30.6	$17.5	$1.5	-86.2%	$107.1	$85.7	-20.0%
Gross losses	(73.7)	(62.7)	(50.8)	(63.1)	(50.4)	31.6%	(248.0)	(227.0)	8.5%
Equity securities:
Gross gains	-	8.3	1.1	0.2	2.1	NM	8.8	11.7	33.0%
Gross losses	-	(0.2)	-	-	(0.1)	NM	(3.5)	(0.3)	91.4%
Gain (loss) on other investments	(19.8)	12.8	(8.2)	(3.3)	(9.9)	50.0%	(52.7)	(8.6)	83.7%
Associated amortization of DAC, VOBA, DSI, DFEL and changes in other contract holder funds and funds withheld
reinsurance liabilities	(11.6)	(11.4)	(6.9)	5.2	(0.3)	97.4%	7.9	(13.4)	NM
Total realized gain (loss) on investments, pre-tax	(94.2)	(17.1)	(34.2)	(43.5)	(57.1)	39.4%	(180.4)	(151.9)	15.8%
Federal income tax expense (benefit) (1)	(33.0)	(6.0)	(12.0)	(15.2)	(20.0)	39.4%	(63.2)	(53.2)	15.8%
Total, After-Tax	$(61.2)	$(11.1)	$(22.2)	$(28.3)	$(37.1)	39.4%	$(117.2)	$(98.7)	15.8%

		As of December 31, 2010			As of December 31, 2011
		Amount	% of Total		Amount	% of Total
Available-for-Sale and Trading Securities
Fixed maturity securities (fair value)		$71,208.1	99.7%		$78,805.4	99.8%
Fixed maturity securities (amortized cost)		68,084.2	99.7%		71,959.8	99.8%
Equity securities (fair value)		199.3	0.3%		141.0	0.2%
Equity securities (amortized cost)		180.9	0.3%		136.9	0.2%

% of Available-for-Sale Fixed Maturity Securities, Based on Amortized Cost
Investment grade			93.7%			94.4%
Below investment grade			6.3%			5.6%

General Account Investments at Amortized Cost		As of December 31, 2010			As of December 31, 2011
		Amount	% of Total		Amount	% of Total
Available-for-Sale Fixed Maturities Securities:
Corporate bonds		$48,863.9	74.3%		$53,661.5	77.0%
U.S. Government bonds		149.7	0.2%		439.2	0.6%
Foreign government bonds		472.8	0.7%		667.7	1.0%
Mortgage-backed securities		10,817.3	16.5%		9,331.3	13.4%
ABS CDOs		173.9	0.3%		120.8	0.2%
State and municipal bonds		3,221.8	4.9%		3,490.0	5.0%
Hybrid and redeemable preferred securities		1,476.3	2.2%		1,277.2	1.8%
VIEs' fixed maturity securities		569.8	0.9%		673.3	1.0%
Total		$65,745.5	100.0%		$69,661.0	100.0%

	As of
	Dec.	March	June	Sept.	Dec.	%
Composition of Investment Portfolio	2010	2011	2011	2011	2011	Change
Available-for-sale securities, at fair value:
Fixed maturity	$68,030.2	$69,231.0	$70,920.2	$74,591.5	$75,432.8	10.9%
Equity	197.2	144.6	143.7	137.4	138.8	-29.6%
VIEs' fixed maturity	583.7	586.8	592.6	699.5	700.1	19.9%
Trading securities	2,596.4	2,598.0	2,624.7	2,726.2	2,674.7	3.0%
Mortgage loans on real estate and real estate	6,954.2	6,937.6	7,020.4	7,029.1	7,079.4	1.8%
Policy loans	2,864.7	2,837.1	2,877.1	2,873.5	2,884.6	0.7%
Derivative investments	1,076.0	945.7	1,097.0	3,028.7	3,151.0	192.8%
Other investments	1,037.7	1,029.4	1,002.3	1,104.7	1,068.6	3.0%
Total	$83,340.1	$84,310.2	$86,278.0	$92,190.6	$93,130.0	11.7%

(1)	We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.

This is a dated document.  It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.